Old Westbury Funds, Inc.
Prospectus

Old Westbury All Cap Core Fund OWACX
Old Westbury Large Cap Strategies Fund OWLSX
Old Westbury Small & Mid Cap Strategies Fund OWSMX
Old Westbury Credit Income Fund OWCIX
Old Westbury Fixed Income Fund OWFIX
Old Westbury Municipal Bond Fund OWMBX
Old Westbury California Municipal Bond Fund OWCAX
Old Westbury New York Municipal Bond Fund OWNYX

March 1, 2021

BESSEMER INVESTMENT MANAGEMENT LLC

Investment Adviser

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

OLD WESTBURY FUNDS, INC.

Prospectus
March 1, 2021

Bessemer Investment Management LLC—the
Investment Adviser (the “Adviser”) to the Funds listed on the front cover of this Prospectus (each, a “Fund” and collectively, the “Funds”)

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

FUND SUMMARIES

Old Westbury All Cap Core Fund

Investment Goal

The Fund’s goal is to seek long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.69%
Other Expenses	0.28%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses(1)	0.98%

(1)

Total Annual Fund Operating Expenses will not agree with the ratio of expenses to average net assets in the Fund’s Financial Highlights, as the Financial Highlights reflect actual direct operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$100	$312	$542	$1,201

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2020, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment goal by investing in a diversified portfolio of equity and equity-related securities of any market capitalization. The Fund has no restrictions as to the size of the companies in which it invests. The Fund may invest in what generally are considered small-cap stocks, mid-cap stocks and large-cap stocks. The Fund may focus its investments in one of those categories, two of them or all of them, and may change the allocation of its investments at any time.

The Fund invests in a portfolio of securities the Adviser believes has the potential for long-term capital appreciation. The Fund invests primarily in securities listed on securities exchanges or actively traded in over-the-counter markets. The securities may be listed or traded in the form of American

Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), or other types of depositary receipts (including non-voting depositary receipts) or dual listed securities. The foreign securities in which the Fund may invest may be issued by issuers located in emerging market or developing market countries. The Fund also may invest in exchange-traded funds (“ETFs”) and a variety of derivatives, including futures, options and other derivative instruments, to increase or to hedge, or protect, its exposure to, for example, movements in the securities markets.

Principal Risks

All investments carry a certain amount of risk and there is no assurance that the Fund will achieve its investment goal. The Adviser uses the Fund’s principal investment strategies and other investment strategies to seek to achieve the Fund’s investment goal. Investment decisions made by the Adviser in using these strategies may not produce the returns expected by the Adviser, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with a similar investment goal. The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. You could lose all or a part of your investment in the Fund.

The following are the principal risks of investing in the Fund. Please see “Additional Information About the Funds” for a detailed discussion of these risks and other factors you should carefully consider before deciding to invest in the Fund.

Stock Market/Company Risk—Stock markets are volatile and can decline significantly in response to real or perceived changes to the issuer, industry, market, economic, political, regulatory, geopolitical, pandemics and epidemics and other conditions. The value of an equity security can decline significantly in response to these conditions.

Market Capitalization Risk—To the extent the Fund invests in securities of small-, mid-, or large-cap companies, it takes on the associated risks. At times, any one of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities. Compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The securities of small- and mid-cap companies are often more volatile and relatively less liquid than the securities of larger companies and may be more affected than other types of securities by the underperformance of a sector or during market downturns.

Foreign Market Risk—Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, political, regulatory, geopolitical, social, pandemics and epidemics or other conditions. International trade tensions involving certain countries and their trading counterparties may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. Such actions and consequences may ultimately result in a significant reduction in international trade, an oversupply of certain manufactured goods, devaluations of existing inventories and potentially the failure of individual companies and/or large segments of certain country’s export industry with a potentially severe negative impact to the Fund. In addition, the securities of foreign companies also may be subject to the imposition of economic sanctions or other government restrictions. The risks of foreign investments are increased in emerging markets which may experience hyperinflation and have far lower trading volumes and less liquidity than developed markets. Currency exchange rates may fluctuate significantly over short periods of time. Such fluctuations in foreign currency exchange rates can affect the value of the Fund’s portfolio. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Developing Market Countries Risk—The Fund’s investments in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets.

Exchange-Traded Funds Risk—Exchange-traded funds or ETFs are subject to many of the same risks associated with individual stocks, including market risk where the market as a whole, or the specific sector in which an ETF invests, may decline.

U.S. Government Obligations Risk—U.S. Government securities that are not direct obligations of the U.S. Treasury have more credit risk than securities directly supported by the full faith and credit of the U.S. Government.

Fixed Income Securities Risk—Fixed income securities are subject to a number of risks, including interest rate risk, credit risk, and the risks associated with a lack of liquidity in the fixed income market. In addition, the value of fixed income securities is subject to volatility and losses resulting from changes or perceived changes in economic conditions, particularly during times of unusual or adverse market or political events. Certain types of fixed income securities may be more sensitive to such conditions.

Credit Risk—Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

Interest Rate Risk—Interest rate risk is the risk of losses attributable to changes in interest rates. In general, when interest rates rise, debt security prices tend to fall. The opposite is also generally true, debt security prices tend to rise when interest rates fall. In general, securities with longer maturities are more sensitive to these interest rate changes.

LIBOR Risk—Many financial instruments, financings or other transactions to which the Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. The future publication and utilization of LIBOR, and the nature of any replacement rate, is uncertain. Therefore, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined.

Derivatives Risk—Derivatives are subject to a number of risks, including changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the Fund’s sensitivity to adverse market movements and may exaggerate a loss.

Performance Information

The bar chart and the performance table shown below provide some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by comparing the Fund’s performance to a broad-based securities index, the MSCI ACWI Investable Market Index (Net). In addition, the Fund compares its performance to a blended benchmark, as a secondary benchmark, consisting of a 90% weighting in the MSCI USA Index (Gross) and a 10% weighting in the MSCI ACWI ex USA Index (Net). The Net performance figures of each index reflect no deductions for fees, expenses or income taxes. Past performance (before and after taxes) does not necessarily predict future performance. Fund performance reflects fees, waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers/reimbursements, performance would be lower.

Prior to December 30, 2016, the Fund was named the Old Westbury Large Cap Core Fund and operated under a different investment strategy. Prior to November 16, 2011, the Fund was named the Old Westbury U.S. Large Cap Fund and operated under a different investment strategy. The performance information shown below largely represents the Fund’s prior investment strategies and may not be representative of performance the Fund will achieve under its current investment strategy.

Annual Total Returns (for calendar years ended December 31st)

During the periods shown in the bar chart, the highest return for a quarter was 23.76% (quarter ended 6/30/2020) and the lowest return for a quarter was (17.97)% (quarter ended 3/31/2020).

Average Annual Total Returns (for the periods ended 12/31/2020)	1 Year	5 Years	10 Years

Fund Return Before Taxes	23.63%	15.27%	9.58%

Fund Return After Taxes on Distributions	22.70%	14.19%	8.81%

Fund Return After Taxes on Distributions and Sale of Shares	14.62%	12.10%	7.70%

MSCI ACWI IMI (Net) (reflects no deduction for fees, expenses or income taxes)	16.25%	12.15%	9.09%

90% MSCI USA (Gross) &10% MSCI ACWI ex USA (Net) (reflects no deduction for fees, expenses or income taxes)	20.29%	15.06%	13.19%

After-tax returns are calculated using the historical highest individual federal marginal income tax rate, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to tax-exempt investors or those who hold Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts.

Management of the Fund

Investment Adviser. Bessemer Investment Management LLC, a wholly-owned subsidiary of Bessemer Trust Company, N.A. (“Bessemer”), is located at 630 Fifth Avenue, New York, New York 10111.

Portfolio Managers.

Mr. John Alexander Christie, Managing Director of the Adviser, has managed the Fund since November 16, 2011.

Mr. Michael Morrisroe, Managing Director of the Adviser, has managed the Fund since December 30, 2016.

Purchase and Sale of Fund Shares

For important information about the purchase and sale of Fund shares, please turn to the section entitled “Purchase and Sale of Fund Shares” on page 39 of this Prospectus.

Tax Information

The Fund will distribute to its shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from the Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Financial Intermediary Compensation

For important information about financial intermediary compensation, please turn to the section entitled “Financial Intermediary Compensation” on page 39 of this Prospectus.

Old Westbury Large Cap Strategies Fund

Investment Goal

The Fund’s goal is to seek long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.81%
Other Expenses	0.29%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses(1)	1.12%

(1)

Total Annual Fund Operating Expenses will not agree with the ratio of expenses to average net assets in the Fund’s Financial Highlights, as the Financial Highlights reflect actual direct operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$114	$356	$617	$1,363

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2020, the Fund’s portfolio turnover rate was 76% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment goal by investing in a diversified portfolio of equity and equity-related securities throughout the world, including in emerging markets. Under normal circumstances, the Fund invests at least 80% of its net assets, including any borrowings for investment purposes, in securities of large capitalization companies. The Adviser currently defines large capitalization companies as companies having, at the time of initial investment, a market capitalization equal to or greater than the largest 70% by market capitalization of the companies that comprise the MSCI ACWI Investable Market Index (IMI). The Fund may continue to hold securities of companies whose market capitalizations fall below the foregoing threshold subsequent to the Fund’s investment in such securities. As of December 31, 2020, the smallest market capitalization in this group was $17.2 billion. This capitalization range will change as the size of the companies in the index changes with market conditions and the composition of the index.

The Fund employs multiple investment strategies which the Adviser believes are complementary. The Fund invests in securities the Adviser believes have potential for above average returns and active currency strategies. The Fund invests primarily in securities listed on securities exchanges or actively traded in over-the-counter markets either within or outside the issuer’s domicile country. The securities may be listed or traded in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), or other types of depositary receipts (including non-voting depositary receipts) or dual listed securities. The Fund may also invest in government fixed income securities, other investment companies, including exchange-traded funds (“ETFs”), and a variety of derivatives, including futures, options, swaps, and other derivative instruments, to increase or to hedge, or protect, its exposure to, for example, currency value fluctuations or movements in the securities markets. In addition, the Fund may engage in short sales. The foreign securities in which the Fund may invest may be issued by issuers located in emerging market or developing market countries. Fixed income securities held by the Fund may be of any maturity.

The Fund may employ a quantitative strategy. Under a quantitative strategy, the Fund may invest in U.S. and non-U.S. equity securities with a minimum market capitalization of $1.0 billion. The Fund may, to a lesser extent, also employ quantitative strategies focused on one or more industries.

The Adviser has engaged sub-advisers to make the day-to-day investment decisions for portions of the Fund’s portfolio.

Principal Risks

All investments carry a certain amount of risk and there is no assurance that the Fund will achieve its investment goal. The Adviser and sub-advisers use the Fund’s principal investment strategies and other investment strategies to seek to achieve the Fund’s investment goal. Investment decisions made by the Adviser and sub-advisers in using these strategies may not produce the returns expected by the Adviser and sub-advisers, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with a similar investment goal. The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. You could lose all or a part of your investment in the Fund.

The following are the principal risks of investing in the Fund. Please see “Additional Information About the Funds” for a detailed discussion of these risks and other factors you should carefully consider before deciding to invest in the Fund.

Stock Market/Company Risk—Stock markets are volatile and can decline significantly in response to real or perceived changes to the issuer, industry, market, economic, political, regulatory, geopolitical, pandemics and epidemics and other conditions. The value of an equity security can decline significantly in response to these conditions.

Foreign Market Risk—Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, political, regulatory, geopolitical, social, pandemics and epidemics or other conditions. International trade tensions involving certain countries and their trading counterparties may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. Such actions and consequences may ultimately result in a significant reduction in international trade, an oversupply of certain manufactured goods, devaluations of existing inventories and potentially the failure of individual companies and/or large segments of certain country’s export industry with a potentially severe negative impact to the Fund. In addition, the securities of foreign companies also may be subject to the imposition of economic sanctions or other government restrictions. The risks of foreign investments are increased in emerging markets which may experience hyperinflation and have far lower trading volumes and less liquidity than developed markets. Currency exchange rates may fluctuate significantly over short periods of time. Such fluctuations in foreign currency exchange rates can affect the value of the Fund’s portfolio. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Developing Market Countries Risk—The Fund’s investments in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets.

Exchange-Traded Funds Risk—Exchange-traded funds or ETFs are subject to many of the same risks associated with individual stocks, including market risk where the market as a whole, or the specific sector in which an ETF invests, may decline.

U.S. Government Obligations Risk—U.S. Government securities that are not direct obligations of the U.S. Treasury have more credit risk than securities directly supported by the full faith and credit of the U.S. Government.

Fixed Income Securities Risk—Fixed income securities are subject to a number of risks, including interest rate risk, credit risk, and the risks associated with a lack of liquidity in the fixed income market. In addition, the value of fixed income securities is subject to volatility and losses resulting from changes or perceived changes in economic conditions, particularly during times of unusual or adverse market or political events. Certain types of fixed income securities may be more sensitive to such conditions.

Credit Risk—Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

Interest Rate Risk—Interest rate risk is the risk of losses attributable to changes in interest rates. In general, when interest rates rise, debt security prices tend to fall. The opposite is also generally true, debt security prices tend to rise when interest rates fall. In general, securities with longer maturities are more sensitive to these interest rate changes.

LIBOR Risk—Many financial instruments, financings or other transactions to which the Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. The future publication and utilization of LIBOR, and the nature of any replacement rate, is uncertain. Therefore, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined.

Derivatives Risk—Derivatives are subject to a number of risks, including changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the Fund’s sensitivity to adverse market movements and may exaggerate a loss.

Multi-Style Management Risk—Because certain portions of the Fund’s assets are managed by different portfolio managers using different styles, the Fund could experience overlapping investments.

Growth Style Investment Risk—Growth stocks can perform differently from the market as a whole and from other types of stocks. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short-term.

Value Style Investment Risk—Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor; that belief may be misplaced or the security may stay out of favor for an extended period of time.

Quantitative Investment Strategy Risk—A portion of the Fund may be managed using a quantitative process. The impact of risk and quantitative metrics on a security’s performance can be difficult to predict, and securities that previously possessed certain desirable characteristics may not continue to demonstrate those same characteristics in the future. There can be no assurance that this quantitative process will perform as anticipated or enable the Fund to achieve its investment objective.

Performance Information

The bar chart and the performance table shown below provide some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by comparing the Fund’s performance to a broad-based securities index, the MSCI ACWI Large Cap Index (Net). The Net performance figures of the index reflect no deductions for fees, expenses or income taxes. Past performance (before and after taxes) does not necessarily predict future performance. Fund performance reflects fees, waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers/reimbursements, performance would be lower.

Prior to November 16, 2011, the Fund was named the Old Westbury Non-U.S. Large Cap Fund and operated under a different investment strategy. The performance information shown below may not be representative of the performance the Fund will achieve under its current investment strategy.

Annual Total Returns (for calendar years ended December 31st)

During the periods shown in the bar chart, the highest return for a quarter was 19.01% (quarter ended 6/30/2020) and the lowest return for a quarter was (21.36)% (quarter ended 9/30/2011).

Average Annual Total Returns (for the periods ended 12/31/2020)	1 Year	5 Years	10 Years

Fund Return Before Taxes	15.34%	10.54%	7.79%

Fund Return After Taxes on Distributions	14.96%	9.60%	7.13%

Fund Return After Taxes on Distributions and Sale of Shares	9.34%	8.21%	6.20%

MSCI ACWI Large Cap Index (Net) (reflects no deduction for fees, expenses or income taxes)	16.46%	12.52%	9.25%

After-tax returns are calculated using the historical highest individual federal marginal income tax rate, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to tax-exempt investors or those who hold Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts.

Management of the Fund

Investment Adviser. Bessemer Investment Management LLC, a wholly-owned subsidiary of Bessemer Trust Company, N.A. (“Bessemer”), is located at 630 Fifth Avenue, New York, New York 10111.

Portfolio Managers and Sub-Advisers.

Mr. John Hall, Managing Director of the Adviser, has managed the Fund since January 15, 2019.

Mr. Edward N. Aw, Managing Director and Head of Quantitative Strategies of the Adviser, has managed the Fund since January 15, 2016.

Ms. Nancy Sheft, Managing Director of the Adviser, has managed the Fund since October 25, 2016

Mr. Jeffrey A. Rutledge, Managing Director of the Adviser, has managed the Fund since October 1, 2018.

Mr. John Patrick Coviello, Principal of the Adviser and a Senior Investment Strategist at Bessemer, an affiliate of the Adviser, has managed the Fund since March 1, 2021.

Sands Capital Management, LLC (“Sands”) is responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. Messrs. David Levanson, Perry Williams, Brian Christiansen, Ashraf A. Haque and Neil Kansari are the portfolio managers of Sands’ portion of the Fund. Mr. Levanson has been a portfolio manager of Sands’ portion of the Fund since November 16, 2011. Mr. Williams has been a portfolio manager of Sands’ portion of the Fund since June 1, 2013. Mr. Christiansen has been a portfolio manager of Sands’ portion of the Fund since January 31, 2020. Messrs. Haque and Kansari have been portfolio managers of Sands’ portion of the Fund since July 28, 2020.

Harding Loevner LP (“Harding Loevner”) is responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. Harding Loevner’s portion of the Fund’s portfolio is managed under an investment team structure by Craig Shaw, Pradipta Chakrabortty, Scott Crawshaw and Richard Schmidt. Messrs. Shaw and Crawshaw are co-lead portfolio managers and have the ultimate authority and accountability with respect to decisions made by Harding Loevner’s investment team. Messrs. Shaw, Chakrabortty, Crawshaw, and Schmidt have been the portfolio managers of Harding Loevner’s portion of the Fund since February 13, 2015. Mr. Shaw joined Harding Loevner in 2001. Mr. Chakrabortty joined Harding Loevner in 2008. Mr. Crawshaw joined Harding Loevner in 2014. Mr. Schmidt joined Harding Loevner in 2011.

Purchase and Sale of Fund Shares

For important information about the purchase and sale of Fund shares, please turn to the section entitled “Purchase and Sale of Fund Shares” on page 39 of this Prospectus.

Tax Information

The Fund will distribute to its shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from the Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Financial Intermediary Compensation

For important information about financial intermediary compensation, please turn to the section entitled “Financial Intermediary Compensation” on page 39 of this Prospectus.

Old Westbury Small & Mid Cap Strategies Fund

Investment Goal

The Fund’s goal is to seek long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Other Expenses	0.30%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses(1),(2)	1.17%
Less Fee Waiver(2)	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver(2)	1.12%

(1)

Total Annual Fund Operating Expenses will not agree with the ratio of expenses to average net assets before expense waiver in the Fund’s Financial Highlights, as the Financial Highlights reflect actual direct operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

(2)

The Adviser has contractually committed through October 31, 2024 to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and Acquired Fund Fees and Expenses (if any), at 1.10%. This commitment may not be changed or terminated at any time before October 31, 2024 without the approval of the Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$114	$358	$630	$1,408

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2020, the Fund’s portfolio turnover rate was 65% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in a broad, diversified portfolio of securities of small and medium capitalization companies traded on a principal U.S. exchange or U.S. over-the-counter market, and securities of small and medium capitalization non-U.S. companies in foreign countries, including emerging market countries. Under normal circumstances, the Fund invests at least 80% of its net assets, including borrowings for investment purposes, in securities of small and medium capitalization companies. The Adviser currently defines small and medium capitalization companies as companies having, at the time of initial investment, a market capitalization not greater than the smallest 40% by market capitalization of the companies that comprise the MSCI ACWI Investable Market Index (IMI). The Fund may continue to hold securities whose market capitalizations exceed or fall below the foregoing threshold subsequent to the Fund’s investment in such securities. As of December 31, 2020, the largest market capitalization in this group was $31.2 billion. This capitalization range will change as the size of the companies in the index changes with market conditions and the composition of the index.

The Fund may employ a quantitative strategy. Under a quantitative strategy, the Fund may invest in U.S. and non-U.S. equity securities with a minimum market capitalization of $1.0 billion.

The Fund invests primarily in securities listed on securities exchanges or actively traded in over-the-counter markets either within or outside the issuer’s domicile country. The securities may be listed or traded in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), or other types of depositary receipts (including non-voting depositary receipts) or dual listed securities. The Fund also may invest in government fixed income securities, exchange-traded funds (“ETFs”), real estate investment trusts (“REITs”) and REIT-like entities, corporate bonds, and a variety of derivatives, including futures, options, swaps and other derivative instruments, to increase return, to hedge, or protect, its exposure to, for example, interest rate movements, movements in the commodities or securities markets and currency value fluctuations. Fixed income securities held by the Fund may be of any maturity or quality, including investment grade securities, below investment grade rated securities (sometimes referred to as “junk bonds”) and unrated securities determined by the Adviser or sub-advisers to be of comparable quality.

The Adviser has engaged sub-advisers to make the day-to-day investment decisions for portions of the Fund’s portfolio.

Principal Risks

All investments carry a certain amount of risk and there is no assurance that the Fund will achieve its investment goal. The Adviser and sub-advisers use the Fund’s principal investment strategies and other investment strategies to seek to achieve the Fund’s investment goal. Investment decisions made by the Adviser and sub-advisers in using these strategies may not produce the returns expected by the Adviser or sub-advisers, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with a similar investment goal. The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. You could lose all or a part of your investment in the Fund.

The following are the principal risks of investing in the Fund. Please see “Additional Information About the Funds” for a detailed discussion of these risks and other factors you should carefully consider before deciding to invest in the Fund.

Stock Market/Company Risk—Stock markets are volatile and can decline significantly in response to real or perceived changes to the issuer, industry, market, economic, political, regulatory, geopolitical, pandemics and epidemics and other conditions. The value of an equity security can decline significantly in response to these conditions.

Smaller and Mid-Sized Company Risk—Smaller and mid-sized companies may be more vulnerable to market downturns and adverse business or economic events and may be relatively less liquid than securities in larger companies.

Foreign Market Risk—Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, political, regulatory, geopolitical, social, pandemics and epidemics or other conditions. International trade tensions involving certain countries and their trading counterparties may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. Such actions and consequences may ultimately result in a significant reduction in international trade, an oversupply of certain manufactured goods, devaluations of existing inventories and potentially the failure of individual companies and/or large segments of certain country’s export industry with a potentially severe negative impact to the Fund. In addition, the securities of foreign companies also may be subject to the imposition of economic sanctions or other government restrictions. The risks of foreign investments are increased in emerging markets which may experience hyperinflation and have far lower trading volumes and less liquidity than developed markets. Currency exchange rates may fluctuate significantly over short periods of time. Such fluctuations in foreign currency exchange rates can affect the value of the Fund’s portfolio. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Developing Market Countries Risk—The Fund’s investments in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets.

Exchange-Traded Funds Risk—Exchange-traded funds or ETFs are subject to many of the same risks associated with individual stocks, including market risk where the market as a whole, or the specific sector in which an ETF invests, may decline.

Real Estate Investment Trusts Risk—Real estate investment trusts or REITs and REIT-like entities carry risks generally incident to the ownership of real property, as well as additional risks such as limited diversification, poor performance by the manager of the REIT or REIT-like entity and adverse changes to the tax laws.

U.S. Government Obligations Risk—U.S. Government securities that are not direct obligations of the U.S. Treasury have more credit risk than securities directly supported by the full faith and credit of the U.S. Government.

Derivatives Risk—Derivatives are subject to a number of risks, including changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the Fund’s sensitivity to adverse market movements and may exaggerate a loss.

Fixed Income Securities Risk—Fixed income securities are subject to a number of risks, including interest rate risk, credit risk, and the risks associated with a lack of liquidity in the fixed income market. In addition, the value of fixed income securities is subject to volatility and losses resulting from changes or perceived changes in economic conditions, particularly during times of unusual or adverse market or political events. Certain types of fixed income securities may be more sensitive to such conditions.

Interest Rate Risk—Interest rate risk is the risk of losses attributable to changes in interest rates. In general, when interest rates rise, debt security prices tend to fall. The opposite is also generally true, debt security prices tend to rise when interest rates fall. In general, securities with longer maturities are more sensitive to these interest rate changes.

LIBOR Risk—Many financial instruments, financings or other transactions to which the Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. The future publication and utilization of LIBOR, and the nature of any replacement rate, is uncertain. Therefore, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined.

Credit Risk—Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

Multi-Style Management Risk—Because certain portions of the Fund’s assets are managed by different portfolio managers using different styles, the Fund could experience overlapping investments.

High-Yield, Lower-Grade Debt Securities Risk—High-yield and lower-grade debt securities (sometimes referred to as “junk bonds”) are high risk investments and may cause principal and investment losses to the Fund to a greater extent than investment grade debt securities. Such debt securities may be considered to be speculative and may be more vulnerable to the risks associated with fixed income securities, particularly price volatility and market conditions attributable to adverse economic or political developments.

Liquidity Risk—Liquidity risk refers to the possibility that it may be difficult or impossible to sell certain positions within an acceptable timeframe or at an acceptable price.

Quantitative Investment Strategy Risk—A Fund may be managed using a quantitative process. The impact of risk and quantitative metrics on a security’s performance can be difficult to predict, and securities that previously possessed certain desirable characteristics may not continue to demonstrate those same characteristics in the future. There can be no assurance that this quantitative process will perform as anticipated or enable the Fund to achieve its investment objective.

Performance Information

The bar chart and the performance table shown below provide some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by comparing the Fund’s performance to a broad-based securities index, the MSCI ACWI SMID Cap Index (Net). The Net performance figures of the index reflect no deductions for fees, expenses or income taxes. Past performance (before and after taxes) does not necessarily predict future performance. Fund performance reflects fees, waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers/reimbursements, performance would be lower.

Prior to December 30, 2016, the Fund was named the Old Westbury Small & Mid Cap Fund and operated under a different investment strategy. The performance information shown below may not be representative of performance the Fund will achieve under its current investment strategy.

Annual Total Returns (for calendar years ended December 31st)

During the periods shown in the bar chart, the highest return for a quarter was 23.72% (quarter ended 6/30/2020) and the lowest return for a quarter was (24.78)% (quarter ended 3/31/2020).

Average Annual Total Returns (for the periods ended 12/31/2020)	1 Year	5 Years	10 Years

Fund Return Before Taxes	22.09%	11.51%	9.14%

Fund Return After Taxes on Distributions	21.17%	9.81%	7.50%

Fund Return After Taxes on Distributions and Sale of Shares	13.72%	8.80%	7.07%

MSCI ACWI SMID Cap Index (Net) (reflects no deduction for fees, expenses or income taxes)	15.67%	11.14%	8.66%

After-tax returns are calculated using the historical highest individual federal marginal income tax rate, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to tax-exempt investors or those who hold Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts. The Fund Return After Taxes on Distributions and Sale of Shares may be higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Management of the Fund

Investment Adviser. Bessemer Investment Management LLC, a wholly-owned subsidiary of Bessemer Trust Company, N.A. (“Bessemer”), is located at 630 Fifth Avenue, New York, New York 10111.

Portfolio Managers and Sub-Advisers.

Ms. Nancy Sheft, Managing Director of the Adviser, has managed the Fund since October 25, 2016.

Mr. Edward N. Aw, Managing Director and Head of Quantitative Strategies of the Adviser, has managed the Fund since June 2016.

Mr. Michael Morrisroe, Managing Director of the Adviser, has managed the Fund since February 28, 2014.

Mr. John Patrick Coviello, Principal of the Adviser and a Senior Investment Strategist at Bessemer, an affiliate of the Adviser, has managed the Fund since March 1, 2021.

Champlain Investment Partners, LLC (“Champlain”) is responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. Champlain’s portion of the Fund has been managed by a team of investment professionals led by Mr. Scott T. Brayman since January 1, 2006. The team includes Corey N. Bronner, Joseph M. Caligiuri, Joseph J. Farley, and Robert D. Hallisey. Mr. Corey N. Bronner and Mr. Joseph M. Caligiuri have been members of Champlain’s investment team since 2010. Mr. Joseph J. Farley has been a member of Champlain’s investment team since 2014. Mr. Robert D. Hallisey has been a member of Champlain’s investment team since 2016.

Baillie Gifford Overseas Limited (“Baillie Gifford”) is responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. Baillie Gifford’s portion of the Fund has been managed by Mr. Douglas Brodie since September 5, 2017.

Polunin Capital Partners Limited (“Polunin”) is responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. Polunin’s portion of the Fund has been managed by Mr. Douglas Polunin since September 5, 2017. Mr. Polunin is supported by a team of investment professionals.

Acadian Asset Management LLC (“Acadian”) is responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. Acadian’s portion of the Fund has been managed by a team of investment professionals led by Messrs. Brendan Bradley, Ryan Taliaferro and Harry Gakidis since July 19, 2018.

Artisan Partners Limited Partnership (“Artisan Partners”) is responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. Artisan Partners’ portion of the Fund is managed by Rezo Kanovich. Mr. Kanovich has been portfolio manager of Artisan Partners’ portion of the Fund since July 28, 2020.

Purchase and Sale of Fund Shares

For important information about the purchase and sale of Fund shares, please turn to the section entitled “Purchase and Sale of Fund Shares” on page 39 of this Prospectus.

Tax Information

The Fund will distribute to its shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from the Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Financial Intermediary Compensation

For important information about financial intermediary compensation, please turn to the section entitled “Financial Intermediary Compensation” on page 39 of this Prospectus.

Old Westbury Credit Income Fund

Investment Goal

The Fund’s primary investment objective is income. Capital appreciation is a secondary objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.59%
Other Expenses(1)	0.29%
Acquired Fund Fees and Expenses(1)	0.05%
Total Annual Fund Operating Expenses	0.93%
Less Fee Waiver(2)	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver(2)	0.90%

(1)	“Other Expenses” and “Acquired Fund Fees and Expenses” are based on estimated amounts for the current fiscal year.

(2)

The Adviser has contractually committed through October 31, 2024 to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding transaction costs, investment interest expense, dividend expenses associated with securities sold short and Acquired Fund Fees and Expenses (if any), at 0.85%. This commitment may not be changed or terminated at any time before October 31, 2024 without the approval of the Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$92	$288

Portfolio Turnover

The Fund pays transaction costs, such as commission, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the fiscal period from October 1, 2020 (inception) to October 31, 2020, the Fund’s portfolio turnover rate was 1% of the average value of its portfolio.

Principal Investment Strategies

The Fund may invest in debt or debt linked instruments of any credit rating, and there are no limits on the Fund’s investments in high-yield (“junk”) bonds. The Fund defines credit instruments broadly to include any debt or debt linked instrument, including corporate and sovereign bonds, leveraged loans (or bank loans), municipal securities, preferred securities, convertible securities, and securitized instruments (including mortgage- and asset-backed securities). The Fund, under normal market circumstances invests at least 80% of its net assets (including any borrowing for investment purposes) in credit instruments and derivative instruments that are linked to, or provide investment exposure to, credit instruments, including short exposure. There is no limit on the Fund’s investments in securities issued by foreign issuers, including issuers in emerging markets, although the Fund’s overall net exposure to non-U.S. currencies through direct holdings and derivatives is normally limited to 25% of its net assets. The Fund may invest up to 20% of its net assets in long and short positions in equity securities, including common stocks, warrants, and other equity securities in addition to derivatives that provide exposure to equity securities.

High yield instruments are rated below investment grade (BB and lower, or an equivalent rating), and tend to provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High yield instruments in which the Fund may invest include bonds, leveraged loans, and securities in default. The Fund may invest in debt instruments of any maturity or duration, although the Fund expects to normally maintain an effective duration between 2 and 8 years. Duration is an estimate of a security’s (or portfolio of securities) sensitivity to changes in prevailing interest rates, with securities with a higher duration generally tending to be more sensitive to changes in prevailing interest rates.

The Adviser employs sub-advisers for some asset classes, or segments of specific asset classes, and allocates the Fund’s portfolio investments on an opportunistic basis intended to achieve attractive relative returns among asset classes and investments. The Adviser’s investment process consists of fundamental research as well as the use of proprietary quantitative models that evaluate a universe of securities based on factors such as credit quality, maturity, valuation, revenues, earnings, capital discipline, financial leverage and volatility.

The Fund’s investment approach provides the Fund the flexibility to invest across a wide variety of global credit instruments without constraints to particular benchmarks, asset classes, or sectors. Through this flexibility, and the use of active risk management and hedging positions, the Fund attempts to benefit from the upsides of the fixed income credit markets while avoiding some of the downsides over a full market cycle. The Fund is “non-diversified,” meaning it may invest a greater portion of its assets in fewer issuers than is permissible for a “diversified” fund.

When deciding whether to adjust allocations among the various sectors and asset classes (such as high yield corporate bonds, mortgage- and asset-backed securities, international bonds, sovereign bonds, municipal securities, and leveraged loans) or duration (which measures the Fund’s price sensitivity to interest rate changes), the Adviser may consider factors such as expected interest rate movements and currency valuations, the outlook for inflation and the economy, and the yield advantage and potential for increased returns that lower rated bonds may offer over investment-grade bonds.

The Fund may purchase or sell mortgage-backed securities on a delayed delivery or forward commitment basis through the “to-be-announced” (TBA) market. With TBA transactions, the particular securities to be delivered are not identified at the trade date but the delivered securities must meet specified terms and standards.

Bank loans, also known as leveraged loans, represent amounts borrowed by companies or other entities from banks and other lenders. These loans have floating interest rates that reset periodically (typically quarterly or monthly) and are often rated below investment grade (sometimes referred to as “junk bonds”). In many cases, the borrowing companies have significantly more debt than equity and the loans have been issued in connection with recapitalizations, acquisitions, leveraged buyouts, or refinancings. Leveraged loans may be acquired directly through an agent acting on behalf of the lenders participating in the loan, as an assignment from another lender who holds a direct interest in the loan, or as a participation interest in another lender’s portion of the loan.

While most assets are typically invested in bonds and other debt instruments, the Fund also may use credit default swaps (on both indexes and specific bonds or issuers), total return swaps (on both indexes and specific bonds or issuers), interest rate futures, interest rate swaps, forward currency exchange contracts, and options on such instruments. The Fund intends to buy or sells credit default and total return swaps in order to generate returns, adjust the Fund’s overall credit quality, or protect the value of certain portfolio holdings, as well as to seek to profit from expected deterioration in the credit quality of an issuer or the widening of credit spreads. Total return swaps may also be used in order to obtain a short position with respect to a particular instrument. Interest rate futures and interest rate swaps are primarily used to manage the Fund’s exposure to interest rate changes and to seek to limit overall volatility by adjusting the portfolio’s duration and extending or shortening the overall maturity of the Fund. Forward currency exchange contracts may be used to limit overall volatility by protecting the Fund’s non-U.S. dollar-denominated holdings from adverse currency movements relative to the U.S. dollar or to generate returns by gaining long or short exposure to certain currencies expected to increase or decrease in value relative to other currencies. In addition, the Fund may take a short position in a currency, which means that the Fund could sell a currency in excess of its assets denominated in that currency (or the fund might sell a currency even if it doesn’t own any assets denominated in the currency).

Principal Risks

All investments carry a certain amount of risk and there is no assurance that the Fund will achieve its investment goal. The Adviser uses the Fund’s principal investment strategies and other investment strategies to seek to achieve the Fund’s investment goal. Investment decisions made by the Adviser in using these strategies may not produce the returns expected by the Adviser, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with a similar investment goal. The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. You could lose all or a part of your investment in the Fund.

The following are the principal risks of investing in the Fund. Please see “Additional Information About the Fund” for a detailed discussion of these risks and other factors you should carefully consider before deciding to invest in the Fund.

Credit Risk—Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

Fixed Income Securities Risk—Fixed income securities are subject to a number of risks, including interest rate risk, credit risk, and the risks associated with a lack of liquidity in the fixed income market. In addition, the value of fixed income securities can be subject to volatility and losses resulting from changes or perceived changes to the issuer, as well as industry, market, economic, political, regulatory, and geopolitical developments, including pandemics, epidemics and other conditions, particularly during times of unusual or adverse market or political events. Certain types of fixed income securities may be more sensitive to such conditions.

High-Yield, Lower-Grade Debt Securities Risk—High-yield and lower-grade debt securities (sometimes referred to as “junk bonds”) are high risk investments and may cause principal and investment losses to the Fund to a greater extent than investment grade debt securities. Such debt securities may be considered to be speculative and may be more vulnerable to the risks associated with fixed income securities, particularly price volatility and market conditions attributable to adverse economic or political developments.

Bank Loans Risk—Investments in bank loans expose the Fund to additional risks beyond those normally associated with more traditional debt instruments. The Fund’s ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower and whether or not a loan is secured by collateral, although there is no assurance that the collateral securing a loan will be sufficient to satisfy the loan obligation. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. Transactions involving bank loans may have significantly longer settlement periods than more traditional investments (settlement can take longer than 7 days) and often involve borrowers whose financial condition is troubled or highly leveraged, which increases the risk that the Fund may not receive its proceeds in a timely manner or that the Fund may incur losses in order to pay redemption proceeds to its shareholders. In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities.

Prepayments and Extensions—The Fund is subject to prepayment risks because the principal on mortgage-backed securities, other asset-backed securities, or any debt instrument with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Extension risk may result from a rise in interest rates, which tends to make mortgage-backed securities, asset-backed securities, and other callable debt instruments more volatile.

International Investing—Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. Non-U.S. securities tend to be more volatile and have lower overall liquidity than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, investments outside the U.S. are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S. The risks of investing outside the U.S. are heightened for any investments in emerging markets, which are susceptible to greater volatility than investments in developed markets.

TBAs and Dollar Rolls—Although the securities that are delivered in TBA transactions must meet certain standards, there is a risk that the actual securities received by the Fund may be less favorable than what was anticipated when entering into the transaction. TBA transactions are collateralized but they still involve the risk that a counterparty will fail to deliver the security, exposing the f Fund to potential losses. Whether or not the Fund takes delivery of the securities at the termination date of a TBA transaction, it will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement. Also, the Fund’s portfolio turnover rate and transaction costs are increased when the Fund enters into dollar roll transactions.

Leverage—Investing in certain futures contracts, options and swaps and other derivative instruments, and engaging in short sales, will result in leverage. These instruments provide the economic effect of financial leverage by creating additional investment exposure to the underlying instrument, as well as the potential for greater loss. If a Fund obtains leverage through purchasing certain types of derivative instruments or engaging in short sales, the Fund is exposed to the risk that losses may exceed the net assets of the Fund. The net asset value of a Fund while employing leverage can become more volatile and sensitive to market movements.

Short Positions—A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Short sales may also involve transaction and financing costs that will reduce potential fund gains and increase potential fund losses.

Hedging—The Fund’s attempts at hedging and taking long and short positions in currencies may not be successful and could cause the Fund to lose money or fail to get the benefit of a gain on a hedged position. If expected changes to securities prices, interest rates, currency values and exchange rates, or the creditworthiness of an issuer are not accurately predicted, the Fund could be in a worse position than if it had not entered into such transactions.

Active Management—The Fund’s overall investment program and holdings selected by the Fund’s investment adviser or sub-adviser may underperform the broad markets, relevant indices, or other funds with similar objectives and investment strategies.

Developing Market Countries Risk—The Fund’s investments in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets.

High Portfolio Turnover Risk—The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

Non-Diversification Risk—The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of more diversified funds.

Exchange-Traded Funds Risk—Exchange-traded funds or ETFs are subject to many of the same risks associated with individual stocks, including market risk where the market as a whole, or the specific sector in which an ETF invests, may decline.

Interest Rate Risk—Interest rate risk is the risk of losses attributable to changes in interest rates. In general, when interest rates rise, debt security prices tend to fall. The opposite is also generally true, debt security prices tend to rise when interest rates fall. In general, securities with longer maturities are more sensitive to these interest rate changes.

LIBOR Risk—Many financial instruments, financings or other transactions to which the Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. The future publication and utilization of LIBOR, and the nature of any replacement rate, is uncertain. Therefore, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined.

Liquidity Risk—Liquidity risk means the risk that the Fund could not meet requests to redeem shares without significant dilution of remaining investors’ interests. Liquidity risk may also include the risk that it may be difficult or impossible to sell certain positions within an acceptable timeframe or at an acceptable price.

Quantitative Investment Strategy Risk—The Fund may be managed using a quantitative process. The impact of risk and quantitative metrics on a security’s performance can be difficult to predict, and securities that previously possessed certain desirable characteristics may not continue to demonstrate those same characteristics in the future. There can be no assurance that this quantitative process will perform as anticipated or enable the Fund to achieve its investment objective.

U.S. Government Obligations Risk—U.S. Government securities that are not direct obligations of the U.S. Treasury have more credit risk than securities directly supported by the full faith and credit of the U.S. Government.

Inflation-Protected Securities Risk—The value of an inflation-protected debt security generally will fall when real interest rates rise.

Mortgage-Backed and Asset-Backed Securities Risk—Securities representing interests in “pools” of mortgages or other assets are subject to various risks, including prepayment and contraction risk, risk of default of the underlying mortgage or assets and delinquencies and losses of the underlying mortgage or assets.

Municipal Securities Risk—Prices of municipal securities rise and fall in response to interest rate changes and local political and economic factors may adversely affect the value and liquidity of these securities. In addition, the Fund’s investments in municipal securities are subject to the risks associated with a lack of liquidity in the municipal bond market.

Convertible Securities Risk—Convertible securities are subject to interest rate risk, the risk that the issuer will not be able to pay interest or dividend when due, the risk that their market value may change based on changes to the issuer’s credit ratings or the market’s perception of the issuer’s creditworthiness, and the risk that their value may not increase or decrease as rapidly as the underlying common stock.

Common Stock Risk—Stock markets are volatile and can decline significantly in response to real or perceived changes to the issuer, industry, market, economic, political, regulatory, geopolitical, pandemics and epidemics and other conditions. The value of an equity security can decline significantly in response to these conditions. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis and profits may be paid out in dividends or reinvested in the company to help it grow.

Preferred Securities Risk—Preferred securities generally have a specified dividend rate and rank after bonds and before common stocks in their claim on income for dividend payments and on assets should the company be liquidated. Unlike interest payments on debt securities, preferred securities dividends are payable only if declared by the issuer’s board of directors. Preferred securities also may be subject to optional or mandatory redemption provisions.

Convertible Bond Risk—Convertible bonds are subject to the risks of equity securities when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the conversion feature) and debt instruments when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). A convertible bond is not as sensitive to interest rate changes as a similar non-convertible debt instrument, and generally has less potential for gain or loss than the underlying equity security.

Foreign Market Risk—Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, political, regulatory, geopolitical, social, pandemics and epidemics or other conditions. International trade tensions involving certain countries and their trading counterparties may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. Such actions and consequences may ultimately result in a significant reduction in international trade, an oversupply of certain manufactured goods, devaluations of existing inventories and potentially the failure of individual companies and/or large segments of certain country’s export industry with a potentially severe negative impact to the Fund. In addition, the securities of foreign companies also may be subject to the imposition of economic sanctions or other government restrictions. The risks of foreign investments are increased in emerging markets which may experience hyperinflation and have far lower trading volumes and less liquidity than developed markets. Currency exchange rates may fluctuate significantly over short periods of time. Such fluctuations in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Derivatives Risk—Derivatives are subject to a number of risks, including changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the Fund’s sensitivity to adverse market movements and may exaggerate a loss.

Swaps Risk—Swap agreements are derivative instruments that can be individually negotiated and structured to address exposure to a variety of different market factors or types of investments, including a specified reference security, basket of securities, securities market index or index component. Swaps may increase or decrease the Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, securities market indexes, or other factors such as security prices or inflation rates. Swaps may be leveraged and are subject to illiquidity risk, counterparty risk, credit risk and valuation risk. Because the Fund may not reasonably expect to be able to sell or dispose of a swap in current market conditions in seven calendar days or less without the sale or disposition significantly changing its market value, certain swaps may be considered to be illiquid. Also, the Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. In addition, some swaps may be complex and difficult to value.

Performance Information

The Fund commenced operations on October 1, 2020, and therefore, it does not yet have a full calendar year of performance history. As the Fund had not operated for a full calendar year as of the date of the Prospectus, there is no performance information quoted for the Fund.

Management of the Fund

Investment Adviser. Bessemer Investment Management LLC, a wholly-owned subsidiary of Bessemer Trust Company, N.A. (“Bessemer”), is located at 630 Fifth Avenue, New York, New York 10111.

Portfolio Managers and Sub-Advisers.

Mr. David W. Rossmiller, Managing Director and Head of Fixed Income for the Adviser, has managed the Fund since its inception.

Mr. Jared B. Olivenstein, Principal of the Adviser, has managed the Fund since its inception.

Dr. Qiang Jiang, PhD, Managing Director and Director of Investment Quantitative R&D at the Adviser, has managed the Fund since its inception.

Mr. Anthony Wile, Senior Vice President of the Adviser, has managed the Fund since its inception.

BlackRock Financial Management, Inc. (“BlackRock”) is responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. Messrs. Ibrahim Incoglu and Saffet Ozbalci have been portfolio managers of BlackRock’s portion of the Fund since its inception.

Muzinich & Co., Inc. (“Muzinich”) is responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. Messrs. Michael McEachern, Warren Hyland, Thomas Samson, Torben Ronberg, Anthony Demeo and Joseph Galzerano have been portfolio managers of Muzinich’s portion of the Fund since its inception.

Purchase and Sale of Fund Shares

For important information about the purchase and sale of Fund shares, please turn to the section entitled “Purchase and Sale of Fund Shares” on page 39 of this Prospectus.

Tax Information

The Fund will distribute to its shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from the Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Financial Intermediary Compensation

For important information about financial intermediary compensation, please turn to the section entitled “Financial Intermediary Compensation” on page 39 of this Prospectus.

Old Westbury Fixed Income Fund

Investment Goal

The Fund’s goal is to seek total return (consisting of current income and capital appreciation).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.40%
Other Expenses	0.28%
Total Annual Fund Operating Expenses	0.68%
Less Fee Waiver(1)	(0.11)%
Total Annual Fund Operating Expenses After Fee Waiver(1)	0.57%

(1)

The Adviser has contractually committed through October 31, 2024 to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding transaction costs, investment interest expense, dividend expenses associated with securities sold short and Acquired Fund Fees and Expenses (if any), at 0.57%. This commitment may not be changed or terminated at any time before October 31, 2024 without the approval of the Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$58	$187	$348	$817

Portfolio Turnover

The Fund pays transaction costs, such as commission, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2020, the Fund’s portfolio turnover rate was 87% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in a diversified portfolio of investment-grade bonds and notes of any maturity. The Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in investment-grade fixed income securities including corporate, asset-backed, mortgage-backed, and U.S. Government securities. The Adviser attempts to manage the Fund’s “total return” (which includes both changes in principal value of the Fund’s securities and income earned) by lengthening or shortening the average maturity of the Fund’s securities according to whether the Adviser expects market interest rates to rise or decline. The Fund may also engage in futures and options transactions, both to increase return and/or to hedge, or protect, its exposure to, for example, interest rate movements, movements in the commodities or securities markets and currency value fluctuations. In addition, the Fund may invest in exchange-traded funds (“ETFs”), convertible securities, municipal securities, and inflation-protected securities such as Treasury Inflation Protected Securities (“TIPS”) and similar bonds issued by governments outside of the United States. Fixed income securities held by the Fund may be of any maturity.

Principal Risks

All investments carry a certain amount of risk and there is no assurance that the Fund will achieve its investment goal. The Adviser uses the Fund’s principal investment strategies and other investment strategies to seek to achieve the Fund’s investment goal. Investment decisions made by the Adviser in using these strategies may not produce the returns expected by the Adviser, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with a similar investment goal. The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. You could lose all or a part of your investment in the Fund.

The following are the principal risks of investing in the Fund. Please see “Additional Information About the Funds” for a detailed discussion of these risks and other factors you should carefully consider before deciding to invest in the Fund.

Fixed Income Securities Risk—Fixed income securities are subject to a number of risks, including interest rate risk, credit risk, and the risks associated with a lack of liquidity in the fixed income market. In addition, the value of fixed income securities is subject to volatility and losses resulting from changes or perceived changes in economic conditions, particularly during times of unusual or adverse market or political events. Certain types of fixed income securities may be more sensitive to such conditions.

Credit Risk—Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

Exchange-Traded Funds Risk—Exchange-traded funds or ETFs are subject to many of the same risks associated with individual stocks, including market risk where the market as a whole, or the specific sector in which an ETF invests, may decline.

Interest Rate Risk—Interest rate risk is the risk of losses attributable to changes in interest rates. In general, when interest rates rise, debt security prices tend to fall. The opposite is also generally true, debt security prices tend to rise when interest rates fall. In general, securities with longer maturities are more sensitive to these interest rate changes.

LIBOR Risk—Many financial instruments, financings or other transactions to which the Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. The future publication and utilization of LIBOR, and the nature of any replacement rate, is uncertain. Therefore, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined.

Liquidity Risk—Liquidity risk means the risk that the Fund could not meet requests to redeem shares without significant dilution of remaining investors’ interests. Liquidity risk may also include the risk that it may be difficult or impossible to sell certain positions within an acceptable timeframe or at an acceptable price.

U.S. Government Obligations Risk—U.S. Government securities that are not direct obligations of the U.S. Treasury have more credit risk than securities directly supported by the full faith and credit of the U.S. Government.

Inflation-Protected Securities Risk—The value of an inflation-protected debt security generally will fall when real interest rates rise.

Mortgage-Backed and Asset-Backed Securities Risk—Securities representing interests in “pools” of mortgages or other assets are subject to various risks, including prepayment and contraction risk, risk of default of the underlying mortgage or assets and delinquencies and losses of the underlying mortgage or assets.

Municipal Securities Risk—Prices of municipal securities rise and fall in response to interest rate changes and local political and economic factors may adversely affect the value and liquidity of these securities. In addition, the Fund’s investments in municipal securities are subject to the risks associated with a lack of liquidity in the municipal bond market.

Convertible Securities Risk—Convertible securities are subject to interest rate risk, the risk that the issuer will not be able to pay interest or dividend when due, the risk that their market value may change based on changes to the issuer’s credit ratings or the market’s perception of the issuer’s creditworthiness, and the risk that their value may not increase or decrease as rapidly as the underlying common stock.

Foreign Market Risk—Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, political, regulatory, geopolitical, social, pandemics and epidemics or other conditions. International trade tensions involving certain countries and their trading counterparties may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. Such actions and consequences may ultimately result in a significant reduction in international trade, an oversupply of certain manufactured goods, devaluations of existing inventories and potentially the failure of individual companies and/or large segments of certain country’s export industry with a potentially severe negative impact to the Fund. In addition, the securities of foreign companies also may be subject to the imposition of economic sanctions or other government restrictions. The risks of foreign investments are increased in emerging markets which may experience hyperinflation and have far lower trading volumes and less liquidity than developed markets. Currency exchange rates may fluctuate significantly over short periods of time. Such fluctuations in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Derivatives Risk—Derivatives are subject to a number of risks, including changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the Fund’s sensitivity to adverse market movements and may exaggerate a loss.

Performance Information

The bar chart and the performance table shown below provide some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by comparing the Fund’s performance to a broad-based securities index, the BofAML 1-10 Year AAA-A US Corporate & Government Index. Past performance (before and after taxes) does not necessarily predict future performance. Fund performance reflects fees, waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers/reimbursements, performance would be lower.

Annual Total Returns (for calendar years ended December 31st)

During the periods shown in the bar chart, the highest return for a quarter was 3.81% (quarter ended 3/31/2020) and the lowest return for a quarter was (2.22)% (quarter ended 12/31/2016).

Average Annual Total Returns (for the periods ended 12/31/2020)	1 Year	5 Years	10 Years

Fund Return Before Taxes	6.06%	2.97%	2.35%

Fund Return After Taxes on Distributions	4.78%	2.15%	1.50%

Fund Return After Taxes on Distributions and Sale of Shares	3.89%	1.95%	1.49%

BofAML 1-10 Year AAA-A US Corporate & Government Index (reflects no deduction for fees, expenses, or income and withholding taxes)	5.97%	3.22%	2.83%

After-tax returns are calculated using the historical highest individual federal marginal income tax rate, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to tax-exempt investors or those who hold Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts. The Fund Return After Taxes on Distributions and Sale of Shares may be higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Management of the Fund

Investment Adviser. Bessemer Investment Management LLC, a wholly-owned subsidiary of Bessemer Trust Company, N.A. (“Bessemer”), is located at 630 Fifth Avenue, New York, New York 10111.

Portfolio Managers.

Mr. David W. Rossmiller, Managing Director and Head of Fixed Income for the Adviser, has managed the Fund since November 30, 2012.

Ms. Beatriz M. Cuervo, Managing Director and Head of Taxable Fixed Income of the Adviser, has managed the Fund since February 28, 2014.

Purchase and Sale of Fund Shares

For important information about the purchase and sale of Fund shares, please turn to the section entitled “Purchase and Sale of Fund Shares” on page 39 of this Prospectus.

Tax Information

The Fund will distribute to its shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from the Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Financial Intermediary Compensation

For important information about financial intermediary compensation, please turn to the section entitled “Financial Intermediary Compensation” on page 39 of this Prospectus.

Old Westbury Municipal Bond Fund

Investment Goal

The Fund’s goal is to seek total return (consisting of current income that is exempt from regular federal income tax and capital appreciation).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.37%
Other Expenses	0.28%
Total Annual Fund Operating Expenses(1)	0.65%
Less Fee Waiver(1)	(0.08)%
Total Annual Fund Operating Expenses After Fee Waiver(1)	0.57%

(1)

The Adviser has contractually committed through October 31, 2024 to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding transaction costs, investment interest expense, dividend expenses associated with securities sold short and Acquired Fund Fees and Expenses (if any), at 0.57%. This commitment may not be changed or terminated at any time before October 31, 2024 without the approval of the Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$58	$186	$340	$789

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2020, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in a diversified portfolio of investment-grade municipal securities, which include tax-free debt securities of states, territories, and possessions of the U.S. and political subdivisions and taxing authorities of these entities, with a goal of seeking total return (consisting of current income that is exempt from regular federal income tax and capital appreciation). The Fund invests, as a fundamental policy, at least 80% of its net assets plus investment borrowings, under normal circumstances, in investments the income from which is exempt from federal income tax, but not necessarily the federal alternative minimum tax. The Fund invests, as a non-fundamental policy, under normal circumstances, at least 80% of its net assets, plus borrowings for investment purposes, in municipal bonds. The Fund may also engage in futures and options transactions, both to increase return and/or to hedge, or protect, its exposure to, for example, interest rate movements. In addition, the Fund may invest in exchange-traded funds (“ETFs”), U.S. Treasury securities, securities subject to the federal alternative minimum tax, and inflation-protected securities such as Treasury Inflation Protected Securities (“TIPS”) and similar bonds issued by governments outside of the United States. Fixed income securities held by the Fund may be of any maturity.

Principal Risks

All investments carry a certain amount of risk and there is no assurance that the Fund will achieve its investment goal. The Adviser uses the Fund’s principal investment strategies and other investment strategies to seek to achieve the Fund’s investment goal. Investment decisions made by the Adviser in using these strategies may not produce the returns expected by the Adviser, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with a similar investment goal. The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. You could lose all or a part of your investment in the Fund.

The following are the principal risks of investing in the Fund. Please see “Additional Information About the Funds” for a detailed discussion of these risks and other factors you should carefully consider before deciding to invest in the Fund.

Fixed Income Securities Risk—Fixed income securities are subject to a number of risks, including interest rate risk, credit risk, and the risks associated with a lack of liquidity in the fixed income market. In addition, the value of fixed income securities is subject to volatility and losses resulting from changes or perceived changes in economic conditions, particularly during times of unusual or adverse market or political events. Certain types of fixed income securities may be more sensitive to such conditions.

Geographic Focus Risk—To the extent that the Fund focuses on investments within a single state, its performance can be more volatile than that of a fund that invests more broadly. Adverse economic, political, and regulatory conditions affecting the state are likely to affect the Fund’s performance.

Municipal Securities Risk—Prices of municipal securities rise and fall in response to interest rate changes and local political and economic factors may adversely affect the value and liquidity of these securities. In addition, the Fund’s investments in municipal securities are subject to the risks associated with a lack of liquidity in the municipal bond market. Any failure of municipal securities invested in by a Fund to meet certain applicable legal requirements, or any proposed or actual changes in federal or state tax law, could cause Fund distributions attributable to interest on such securities to be taxable.

Interest Rate Risk—Interest rate risk is the risk of losses attributable to changes in interest rates. In general, when interest rates rise, debt security prices tend to fall. The opposite is also generally true, debt security prices tend to rise when interest rates fall. In general, securities with longer maturities are more sensitive to these interest rate changes.

LIBOR Risk—Many financial instruments, financings or other transactions to which the Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. The future publication and utilization of LIBOR, and the nature of any replacement rate, is uncertain. Therefore, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined.

Credit Risk—Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

Liquidity Risk—Liquidity risk means the risk that the Fund could not meet requests to redeem shares without significant dilution of remaining investors’ interest. Liquidity risk may also include the risk that it may be difficult or impossible to sell certain positions within an acceptable timeframe or at an acceptable price.

Exchange-Traded Funds Risk—Exchange-traded funds or ETFs are subject to many of the same risks associated with individual stocks, including market risk where the market as a whole, or the specific sector in which an ETF invests, may decline.

Derivatives Risk—Derivatives are subject to a number of risks, including changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the Fund’s sensitivity to adverse market movements and may exaggerate a loss.

Performance Information

The bar chart and the performance table shown below provide some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by comparing the Fund to a broad-based securities index, the BofAML 1-12 Year AAA-AA Municipal Securities Index. The Fund also compares its performance to the Lipper Short-Intermediate Municipal Debt Funds Index. Past performance (before and after taxes) does not necessarily predict future performance. Fund performance shown below reflects fees, waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers/reimbursements, performance would have been lower.

Annual Total Returns (for calendar years ended December 31st)

During the periods shown in the bar chart, the highest return for a quarter was 2.51% (quarter ended 6/30/2020) and the lowest return for a quarter was (2.65)% (quarter ended 12/31/2016).

Average Annual Total Returns (for the periods ended 12/31/2020)	1 Year	5 Years	10 Years

Fund Return Before Taxes	4.10%	2.39%	2.40%

Fund Return After Taxes on Distributions	3.90%	2.29%	2.30%

Fund Return After Taxes on Distributions and Sale of Shares	2.93%	2.07%	2.14%

BofAML 1-12 Year AAA-AA Municipal Securities Index (reflects no deduction for fees, expenses or income and withholding taxes)	4.08%	2.66%	2.88%

Lipper Short-Intermediate Municipal Debt Funds Index (reflects no deduction for fees, expenses or income and withholding taxes)	3.74%	2.32%	2.37%

After-tax returns are calculated using the historical highest individual federal marginal income tax rate, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to tax-exempt investors or those who hold Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts.

Management of the Fund

Investment Adviser. Bessemer Investment Management LLC, a wholly-owned subsidiary of Bessemer Trust Company, N.A. (“Bessemer”), is located at 630 Fifth Avenue, New York, New York 10111.

Portfolio Managers.

Mr. David W. Rossmiller, Managing Director and Head of Fixed Income for the Adviser, has managed the Fund since February 28, 2020.

Mr. Kevin Akinskas, Managing Director and Head of Municipal Bonds for the Adviser, has managed the Fund since February 24, 2020. Mr. Akinskas joined the Adviser in February 2020.

Purchase and Sale of Fund Shares

For important information about the purchase and sale of Fund shares, please turn to the section entitled “Purchase and Sale of Fund Shares” on page 39 of this Prospectus.

Tax Information

The Fund will distribute to its shareholders substantially all of its net investment income and realized net capital gains, if any. Distributions from the Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Distributions of the Fund’s net investment income from tax-exempt securities, if any, generally will not be subject to federal income tax, although a portion of such distributions may be subject to the federal alternative minimum tax. Other distributions from the Fund generally will be taxed as described in the paragraph above. For additional information, see the section entitled “Taxes” on page 67 of this Prospectus.

Financial Intermediary Compensation

For important information about financial intermediary compensation, please turn to the section entitled “Financial Intermediary Compensation” on page 39 of this Prospectus.

Old Westbury California Municipal Bond Fund

Investment Goal

The Fund’s goal is to seek total return (consisting of current income that is exempt from regular federal and California income tax and capital appreciation).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.45%
Other Expenses	0.31%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses(1)(2)	0.77%
Less Fee Waiver(2)	(0.19)%
Total Annual Fund Operating Expenses After Fee Waiver(2)	0.58%

(1)

Total Annual Fund Operating Expenses will not agree with the ratio of expenses to average net assets before expense waivers in the Fund’s Financial Highlights, as the Financial Highlights reflect actual direct operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

(2)

The Adviser has contractually committed through October 31, 2024 to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and Acquired Fund Fees and Expenses (if any), at 0.57%. This commitment may not be changed or terminated at any time before October 31, 2024 without the approval of the Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$59	$193	$376	$904

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2020, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in a non-diversified portfolio of investment-grade municipal securities, which include tax-free debt securities issued by the State of California, its political subdivisions and taxing authorities, with a goal of seeking total return consisting of current income that is exempt from regular federal and California income tax and capital appreciation. The Fund invests, as a fundamental policy, at least 80% of its net assets plus investment borrowings, under normal circumstances, in investments the income from which is exempt from federal income tax and California income tax, but not necessarily the federal alternative minimum tax. The Fund may also engage in futures and options transactions, both to increase return and/or to hedge, or protect, its exposure to, for example, interest rate movements. In addition, the Fund may invest in exchange-traded funds (“ETFs”), U.S. Treasury securities, securities subject to the federal alternative minimum tax, and inflation-protected securities such as Treasury Inflation Protected Securities (“TIPS”) and similar bonds issued by governments outside of the United States. Fixed income securities held by the Fund may be of any maturity.

Principal Risks

All investments carry a certain amount of risk and there is no assurance that the Fund will achieve its investment goal. The Adviser uses the Fund’s principal investment strategies and other investment strategies to seek to achieve the Fund’s investment goal. Investment decisions made by the Adviser in using these strategies may not produce the returns expected by the Adviser, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with a similar investment goal. The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. You could lose all or a part of your investment in the Fund.

The following are the principal risks of investing in the Fund. Please see “Additional Information About the Funds” for a detailed discussion of these risks and other factors you should carefully consider before deciding to invest in the Fund.

Fixed Income Securities Risk—Fixed income securities are subject to a number of risks, including interest rate risk, credit risk, and the risks associated with a lack of liquidity in the fixed income market. In addition, the value of fixed income securities is subject to volatility and losses resulting from changes or perceived changes in economic conditions, particularly during times of unusual or adverse market or political events. Certain types of fixed income securities may be more sensitive to such conditions.

Municipal Securities Risk—Prices of municipal securities rise and fall in response to interest rate changes and local political and economic factors may adversely affect the value and liquidity of these securities. In addition, the Fund’s investments in municipal securities are subject to the risks associated with a lack of liquidity in the municipal bond market. Any failure of municipal securities invested in by a Fund to meet certain applicable legal requirements, or any proposed or actual changes in federal or state tax law, could cause Fund distributions attributable to interest on such securities to be taxable.

Risks related to investing in California—The Fund invests a significant portion of its assets in municipal obligations of issuers located in the State of California. While California’s economy is broad, it does have major concentrations in advanced electronics and computer technology, manufacturing, entertainment, agriculture, tourism, construction and services, and may be sensitive to economic problems affecting those industries. The Fund’s investment in a single state may make its performance more volatile than that of a fund that invests more broadly. The Fund may be affected by political, economic, environmental (such as natural disasters), public health (including pandemics and epidemics), regulatory and other developments within California and by the financial condition of California’s political subdivisions, agencies, instrumentalities and public authorities.

Interest Rate Risk—Interest rate risk is the risk of losses attributable to changes in interest rates. In general, when interest rates rise, debt security prices tend to fall. The opposite is also generally true, debt security prices tend to rise when interest rates fall. In general, securities with longer maturities are more sensitive to these interest rate changes.

LIBOR Risk—Many financial instruments, financings or other transactions to which the Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. The future publication and utilization of LIBOR, and the nature of any replacement rate, is uncertain. Therefore, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined.

Credit Risk—Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

Liquidity Risk—Liquidity risk means the risk that the Fund could not meet requests to redeem shares without significant dilution of remaining investors’ interests. Liquidity risk may also include the risk that it may be difficult or impossible to sell certain positions within an acceptable timeframe or at an acceptable price.

U.S. Government Obligations Risk—U.S. Government securities that are not direct obligations of the U.S. Treasury have more credit risk than securities directly supported by the full faith and credit of the U.S. Government.

Exchange-Traded Funds Risk—Exchange-traded funds or ETFs are subject to many of the same risks associated with individual stocks, including market risk where the market as a whole, or the specific sector in which an ETF invests, may decline. ETFs may trade at a premium or discount to the aggregate value of the underlying securities. A shareholder may be charged fees not only on Fund shares held directly but also indirectly on the ETF shares that a Fund purchases.

Non-Diversification Risk—The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of more diversified funds.

Derivatives Risk—Derivatives are subject to a number of risks, including changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the Fund’s sensitivity to adverse market movements and may exaggerate a loss.

Performance Information

The bar chart and the performance table shown below provide some indication of the risks of investing in the Fund by comparing the Fund to a broad-based securities index, the BofAML 3-7 Year AAA-AA Municipal Securities Index. Past performance (before and after taxes) does not necessarily predict future performance. Fund performance shown below reflects fees, waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers/reimbursements, performance would have been lower.

Annual Total Returns (for calendar years ended December 31st)

During the period shown in the bar chart, the highest return for a quarter was 2.51% (quarter ended 6/30/2020) and the lowest return for a quarter was 0.19% (quarter ended 3/31/2020).

Average Annual Total Returns (for the periods ended 12/31/2020)	1 Year	Since Commencement of Operations (12/4/2018)

Fund Return Before Taxes	3.91%	4.39%

Fund Return After Taxes on Distributions	3.63%	4.19%

Fund Return After Taxes on Distributions and Sale of Shares	2.80%	3.56%

BofAML 3-7 Year AAA-AA Municipal Securities Index (reflects no deduction for fees, expenses, or income and withholding taxes)	4.15%	4.88%

After-tax returns are calculated using the historical highest individual federal marginal income tax rate, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to tax-exempt investors or those who hold Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts.

Management of the Fund

Investment Adviser. Bessemer Investment Management LLC, a wholly-owned subsidiary of Bessemer Trust Company, N.A. (“Bessemer”), is located at 630 Fifth Avenue, New York, New York 10111.

Portfolio Managers.

Mr. David W. Rossmiller, Managing Director and Head of Fixed Income for the Adviser, has managed the Fund since its inception on December 1, 2018.

Mr. Kevin Akinskas, Managing Director and Head of Municipal Bonds for the Adviser, has managed the Fund since February 24, 2020. Mr. Akinskas joined the Adviser in February 2020.

Purchase and Sale of Fund Shares

For important information about the purchase and sale of Fund shares, please turn to the section entitled “Purchase and Sale of Fund Shares” on page 39 of this Prospectus.

Tax Information

The Fund will distribute to its shareholders substantially all of its net investment income and realized net capital gains, if any. Distributions from the Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Distributions of the Fund’s net investment income from tax-exempt securities, if any, generally will not be subject to federal income tax, although a portion of such distributions may be subject to the federal alternative minimum tax. Other distributions from the Fund generally will be taxed as described in the paragraph above. For additional information, see the section entitled “Taxes” on page 67 of this Prospectus.

Financial Intermediary Compensation

For important information about financial intermediary compensation, please turn to the section entitled “Financial Intermediary Compensation” on page 39 of this Prospectus.

Old Westbury New York Municipal Bond Fund

Investment Goal

The Fund’s goal is to seek total return (consisting of current income that is exempt from regular federal and New York income tax and capital appreciation).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.45%
Other Expenses	0.30%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses(1)(2)	0.76%
Less Fee Waiver(2)	(0.18)%
Total Annual Fund Operating Expenses After Fee Waiver(2)	0.58%

(1)

Total Annual Fund Operating Expenses will not agree with the ratio of expenses to average net assets before expense waivers in the Fund’s Financial Highlights, as the Financial Highlights reflect actual direct operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

(2)

The Adviser has contractually committed through October 31, 2024 to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and Acquired Fund Fees and Expenses (if any), at 0.57%. This commitment may not be changed or terminated at any time before October 31, 2024 without the approval of the Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$59	$192	$373	$895

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2020, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in a non-diversified portfolio of investment-grade municipal securities, which include tax-free debt securities issued by the State of New York, its political subdivisions and taxing authorities, with a goal of seeking total return consisting of current income that is exempt from regular federal and New York income tax and capital appreciation. The Fund invests, as a fundamental policy, at least 80% of its net assets plus investment borrowings, under normal circumstances, in investments the income from which is exempt from federal income tax and New York income tax, but not necessarily the federal alternative minimum tax. The Fund may also engage in futures and options transactions, both to increase return and/or to hedge, or protect, its exposure to, for example, interest rate movements. In addition, the Fund may invest in exchange-traded funds (“ETFs”), U.S. Treasury securities, securities subject to the federal alternative minimum tax, and inflation-protected securities such as Treasury Inflation Protected Securities (“TIPS”) and similar bonds issued by governments outside of the United States. Fixed income securities held by the Fund may be of any maturity.

Principal Risks

All investments carry a certain amount of risk and there is no assurance that the Fund will achieve its investment goal. The Adviser uses the Fund’s principal investment strategies and other investment strategies to seek to achieve the Fund’s investment goal. Investment decisions made by the Adviser in using these strategies may not produce the returns expected by the Adviser, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with a similar investment goal. The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. You could lose all or a part of your investment in the Fund.

The following are the principal risks of investing in the Fund. Please see “Additional Information About the Funds” for a detailed discussion of these risks and other factors you should carefully consider before deciding to invest in the Fund.

Fixed Income Securities Risk—Fixed income securities are subject to a number of risks, including interest rate risk, credit risk, and the risks associated with a lack of liquidity in the fixed income market. In addition, the value of fixed income securities is subject to volatility and losses resulting from changes or perceived changes in economic conditions, particularly during times of unusual or adverse market or political events. Certain types of fixed income securities may be more sensitive to such conditions.

Municipal Securities Risk—Prices of municipal securities rise and fall in response to interest rate changes and local political and economic factors may adversely affect the value and liquidity of these securities. In addition, the Fund’s investments in municipal securities are subject to the risks associated with a lack of liquidity in the municipal bond market. Any failure of municipal securities invested in by a Fund to meet certain applicable legal requirements, or any proposed or actual changes in federal or state tax law, could cause Fund distributions attributable to interest on such securities to be taxable.

Risks related to investing in New York—The Fund invests a significant portion of its assets in municipal obligations of issuers located in the State of New York and, therefore, will have greater exposure to negative political, economic, public health (including pandemics and epidemics), regulatory or other factors within the State of New York, including the financial condition of its public authorities and political subdivisions, than a fund that invests in a broader base of securities. The Fund’s investment in a single state may make its performance more volatile than that of a fund that invests more broadly. Unfavorable developments in any economic sector may have a substantial impact on the overall New York municipal market. As the nation’s financial capital, New York’s and New York City’s economy is heavily dependent on the financial sector and may be sensitive to economic problems affecting the sector. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations.

Interest Rate Risk—Interest rate risk is the risk of losses attributable to changes in interest rates. In general, when interest rates rise, debt security prices tend to fall. The opposite is also generally true, debt security prices tend to rise when interest rates fall. In general, securities with longer maturities are more sensitive to these interest rate changes.

LIBOR Risk—Many financial instruments, financings or other transactions to which the Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. The future publication and utilization of LIBOR, and the nature of any replacement rate, is uncertain. Therefore, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined.

Credit Risk—Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

Liquidity Risk—Liquidity risk means the risk that the Fund could not meet requests to redeem shares without significant dilution of remaining investors’ interests. Liquidity risk may also include the risk that it may be difficult or impossible to sell certain positions within an acceptable timeframe or at an acceptable price.

U.S. Government Obligations Risk—U.S. Government securities that are not direct obligations of the U.S. Treasury have more credit risk than securities directly supported by the full faith and credit of the U.S. Government.

Exchange-Traded Funds Risk—Exchange-traded funds or ETFs are subject to many of the same risks associated with individual stocks, including market risk where the market as a whole, or the specific sector in which an ETF invests, may decline. ETFs may trade at a premium or discount to the aggregate value of the underlying securities. A shareholder may be charged fees not only on Fund shares held directly but also indirectly on the ETF shares that a Fund purchases.

Non-Diversification Risk—The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of more diversified funds.

Derivatives Risk—Derivatives are subject to a number of risks, including changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the Fund’s sensitivity to adverse market movements and may exaggerate a loss.

Performance Information

The bar chart and the performance table shown below provide some indication of the risks of investing in the Fund by comparing the Fund to a broad-based securities index, the BofAML 3-7 Year AAA-AA Municipal Securities Index. Past performance (before and after taxes) does not necessarily predict future performance. Fund performance shown below reflects fees, waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers/reimbursements, performance would have been lower.

Annual Total Returns (for calendar years ended December 31st)

During the period shown in the bar chart, the highest return for a quarter was 2.14% (quarter ended 3/31/2019) and the lowest return for a quarter was 0.19% (quarter ended 3/31/2020).

Average Annual Total Returns (for the periods ended 12/31/2020)	1 Year	Since Commencement of Operations (12/4/2018)

Fund Return Before Taxes	3.74%	4.52%

Fund Return After Taxes on Distributions	3.47%	4.32%

Fund Return After Taxes on Distributions and Sale of Shares	2.68%	3.67%

BofAML 3-7 Year AAA-AA Municipal Securities Index (reflects no deduction for fees, expenses, or income and withholding taxes)	4.15%	4.88%

After-tax returns are calculated using the historical highest individual federal marginal income tax rate, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to tax-exempt investors or those who hold Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts.

Management of the Fund

Investment Adviser. Bessemer Investment Management LLC, a wholly-owned subsidiary of Bessemer Trust Company, N.A. (“Bessemer”), is located at 630 Fifth Avenue, New York, New York 10111.

Portfolio Managers.

Mr. David W. Rossmiller, Managing Director and Head of Fixed Income for the Adviser, has managed the Fund since its inception on December 1, 2018.

Mr. Kevin Akinskas, Managing Director and Head of Municipal Bonds for the Adviser, has managed the Fund since February 24, 2020. Mr. Akinskas joined the Adviser in February 2020.

Purchase and Sale of Fund Shares

For important information about the purchase and sale of Fund shares, please turn to the section entitled “Purchase and Sale of Fund Shares” on page 39 of this Prospectus.

Tax Information

The Fund will distribute to its shareholders substantially all of its net investment income and realized net capital gains, if any. Distributions from the Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Distributions of the Fund’s net investment income from tax-exempt securities, if any, generally will not be subject to federal income tax, although a portion of such distributions may be subject to the federal alternative minimum tax. Other distributions from the Fund generally will be taxed as described in the paragraph above. For additional information, see the section entitled “Taxes” on page 67 of this Prospectus.

Financial Intermediary Compensation

For important information about financial intermediary compensation, please turn to the section entitled “Financial Intermediary Compensation” on page 39 of this Prospectus.

PURCHASE AND SALE OF FUND SHARES

To open an account with one of the Funds, your first investment must be at least $1,000. However, you can add to your account for as little as $100. In certain circumstances, these minimums may be waived or lowered at the Funds’ and/or the Adviser’s discretion. Shares of each Fund may be redeemed by mail or by wire through a Selling Agent or through the Transfer Agent (as defined below). Shares of a Fund will be sold at its next determined net asset value (“NAV”). Notwithstanding the foregoing, the Funds and the Adviser reserve the right to reject any purchase request at any time, for any reason.

For additional information regarding the purchase and sale of Fund shares, please turn to the sections entitled “What Do Shares Cost?” on page 61, “How Do I Purchase Shares?” on page 62 and “How Do I Redeem Shares?” on page 63 of this Prospectus.

FINANCIAL INTERMEDIARY COMPENSATION

Each Fund pays Bessemer Trust Company, N.A. (“Bessemer”) a shareholder servicing fee for certain shareholder support services. Bessemer may in turn engage other parties including broker/dealers, banks, trust companies, investment advisers and other financial institutions and intermediaries to provide such shareholder support services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information. For additional information, please turn to the section entitled “Distribution and Shareholder Servicing of Fund Shares” on page 69 of this Prospectus.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Investment Goals

The investment goal of each Fund described above is not fundamental and may be changed without shareholder approval by the Board of Directors (the “Board”).

Risks of Investing in the Funds

The following is a description of the principal risks specific to an investment in a particular Fund or Funds. The Funds’ Statement of Additional Information (“SAI”) includes further information about the Funds, their investments and related risks.

Stock Market/Company Risk—Stock markets are volatile and can decline significantly in response to real or perceived changes to the issuer, market, economic, political, regulatory, geopolitical, pandemics and epidemics and other conditions. Certain segments of the stock market may react differently than other segments and U.S. markets may react differently than foreign markets. The price of an equity security can decrease significantly in response to the above conditions, and these conditions can affect a single issuer or type of security, issuers within a broad market sector, industry or geographic region, or the market in general. In addition, individual stocks may be adversely affected by factors such as reduced sales, increased costs, or a negative outlook for the future performance of the company. An issuer in which a Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively impact a Fund’s performance.

Foreign Market Risk—Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, political, regulatory, geopolitical, social, pandemics and epidemics or other conditions. International trade tensions involving certain countries and their trading counterparties may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. Such actions and consequences may ultimately result in a significant reduction in international trade, an oversupply of certain manufactured goods, devaluations of existing inventories and potentially the failure of individual companies and/or large segments of certain country’s export industry with a potentially severe negative impact to the Fund. In addition, the securities of foreign companies also may be subject to the imposition of economic sanctions or other government restrictions. These factors can make foreign investments, especially those in emerging markets, more volatile and relatively less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Foreign companies may also be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign securities may be subject to high levels of foreign taxation and withholding. In addition, a Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return. Foreign securities may be denominated in foreign currencies. Therefore, the value of the Fund’s assets and income in U.S. dollars may be affected by changes in exchange rates and regulations, since exchange rates for foreign currencies change daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S. Although the Fund values its assets daily in U.S. dollars, it will not convert its holdings of foreign currencies to U.S. dollars daily. Therefore, the Fund may be exposed to currency risks over an extended period of time. Although depositary receipts such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and Non-Voting Depositary Receipts (“NVDRs”) are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities.

American Depositary Receipts Risk—ADRs are issued by U.S. banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. A Fund’s investments in ADRs may be less liquid than the underlying shares in its primary trading market and, if not included in the Environmental Services Index, may negatively affect a Fund’s ability to replicate the performance of the Environmental Services Index. In addition, investments in ADRs that are not included in the Environmental Services Index may increase tracking error.

Developing Market Countries Risk—A Fund’s investments in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

Currency Management Strategies Risk—Currency management strategies may substantially change a Fund’s exposure to currency exchange rates and could result in losses to a Fund if currencies do not perform as the investment manager expects. In addition, currency management strategies, to the extent that they reduce a Fund’s exposure to currency risks, may also reduce a Fund’s ability to benefit from favorable changes in currency exchange rates. Using currency management strategies for purposes other than hedging further increases a Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.

Market Capitalization Risk—To the extent a Fund invests in securities of small-, mid-, or large-cap companies, it takes on the associated risks. At times, any one of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities. Compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The securities of small- and mid-cap companies are often more volatile and relatively less liquid than the securities of larger companies and may be more affected than other types of securities by the underperformance of a sector or during market downturns.

Exchange-Traded Funds Risk—Exchange-traded funds or ETFs are subject to market risk that the market as a whole, or the specific sector in which an ETF invests, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector in which the ETF invests. A shareholder may incur fees indirectly on the ETF shares that a Fund purchases. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a Fund can generate brokerage expenses. ETFs that seek to replicate a particular benchmark index are subject to “tracking risk,” which is the risk that an ETF will not be able to replicate exactly the performance of the index it tracks. See the section entitled “Investment in Other Investment Companies” for further information on fees charged to ETFs and other matters.

Fixed Income Securities Risk—Fixed income securities are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Economic and market conditions may cause issuers to default or go bankrupt. Fixed income securities also may be subject to maturity risks. Longer-term debt securities will experience greater price volatility than debt securities with shorter maturities. Because the fixed income securities held by a Fund may be of any maturity, you can expect the NAV of a Fund to fluctuate accordingly. Fixed income securities also have credit risks. The credit quality of a debt security is based upon the issuer’s ability to repay the security. If payments on a debt security are not made when due, that may cause the NAV of a Fund holding the security to go down. Fixed income securities also may be subject to call risk. If interest rates decline, an issuer may repay (or “call”) a debt security held by a Fund prior to its maturity. The value of fixed income securities can be subject to volatility and losses resulting from changes or perceived changes to the issuer, as well as industry, market, economic, political, regulatory, and geopolitical developments, including pandemics, epidemics and other conditions, particularly during times of unusual or adverse market or political events. Certain types of fixed income securities may be more sensitive to such conditions.

Changing Fixed Income Market Conditions—In mid-March 2020, as a result of the COVID-19 pandemic and resulting economic distress, the Federal Reserve (the “Fed”) cut interest rates, taking the federal funds rate to a range of 0-0.25%, and has promised unlimited and open-ended quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including massively expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system; establishing swap lines with other major central banks to provide dollar funding; establishing a program to support money market funds; easing various bank capital buffers; providing funding backstops for businesses to provide bridging loans for up to four years; and providing funding to help credit flow in asset-backed securities markets. The Fed’s policy in response to market conditions, including with respect to certain interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Market volatility, dramatic changes to interest rates and/or a return to unfavorable economic conditions may lower a Fund’s performance or impair a Fund’s ability to achieve its investment objective.

U.S. Government Obligations Risk—Some U.S. Government securities are backed by the full faith and credit of the U.S. Government and are guaranteed as to both principal and interest by the U.S. Treasury. Other U.S. Government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. Government. No assurance can be given that the U.S. Government would provide financial support to such agencies if needed. U.S. Government securities may be subject to varying degrees of credit risk and all U.S. Government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. Government have less credit risk.

Mortgage-Backed and Asset-Backed Securities Risk—Securities representing interests in “pools” of mortgages or other assets are subject to various risks, including: sensitivity to changes in interest rates, prepayment and contraction risk, risk of default of the underlying mortgage or assets, delinquencies and losses of the underlying mortgage or assets, a decline in or flattening of housing values and limited liquidity in the secondary market. Delinquencies and losses on residential mortgage loans may increase as a result of various economic and other factors, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Reduced investor demand for mortgage loans and mortgage-

related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Certain mortgage-backed securities in which the Fund may invest may also provide a degree of investment leverage, which could cause the Fund to lose all or substantially all of its investment.

Growth Style Investment Risk—Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company’s long-term earnings growth with a higher stock price when that company’s earnings grow faster than both inflation and the economy in general. Thus, a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.

Value Style Investment Risk—Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor; that belief may be misplaced or the security may stay out of favor for an extended period of time. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.

Municipal Securities Risk—Prices of municipal securities rise and fall in response to interest rate changes and local political and economic factors may adversely affect the value and liquidity of these securities. In addition, a Fund’s investments in municipal securities are subject to the risks associated with a lack of liquidity in the municipal bond market. The value of municipal securities also may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues. Any failure of municipal securities invested in by a Fund to meet certain applicable legal requirements, or any proposed or actual changes in federal or state tax law, could cause Fund distributions attributable to interest on such securities to be taxable.

Risks related to investing in California—The California Municipal Bond Fund invests a significant portion of its assets in municipal obligations of issuers located in the State of California. Provisions of the California Constitution and state statutes that limit the taxing and spending authority of California’s governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in advanced electronics and computer technology, manufacturing, entertainment, agriculture, tourism, construction and services, and may be sensitive to economic problems affecting those industries. The Fund’s investment in a single state may make its performance more volatile than that of a fund that invests more broadly. Consequently, the Fund may be affected by political, economic, environmental (such as natural disasters or wildfires), public health (including pandemics and epidemics), regulatory and other developments affecting California and by the financial condition of California’s political subdivisions, agencies, instrumentalities and public authorities. Any deterioration of California’s fiscal situation could increase the risk of investing in California municipal securities, including the risk of potential issuer default, and could heighten the risk that the prices of California municipal securities will experience greater volatility. Furthermore, any such deterioration could result in a downgrade of the credit rating of an issuer of California municipal securities. Future downgrades could reduce the market value of the securities held by the California Municipal Bond Fund.

Risks related to investing in New York—The New York Municipal Bond Fund invests a significant portion of its assets in New York municipal bonds and, therefore, will have greater exposure to negative political, economic, public health (including pandemics and epidemics), regulatory or other developments affecting the State of New York, including the financial condition of its public authorities and political subdivisions, than a fund that invests in a broader base of securities. The Fund’s investment in a single state may make its performance more volatile than that of a fund that invests more broadly. Unfavorable developments in any economic sector may have a substantial impact on the overall New York municipal market. As the nation’s financial capital, New York’s and New York City’s economy is heavily dependent on the financial sector and may be sensitive to economic problems affecting the sector. New York and New York City also face a particularly large degree of uncertainty from interest rate risk and equity market volatility. The New York and New York City economy tends to be more sensitive to monetary policy actions and to movements in the national and world economies than the economies of other states. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations.

Convertible Securities Risk—The value of convertible securities may fall when interest rates rise. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because it is convertible into or exercisable for common stock at a stated price or rate. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt. Certain convertible securities may be illiquid and therefore, may be more difficult to resell in a timely fashion or for a fair price, which could result in investment losses.

Derivatives Risk—Gains or losses involving derivatives such as futures, options, swap agreements and forward foreign currency exchange contracts may be substantial, because a relatively small price movement in the underlying security, instrument, currency or index may result in a substantial gain or loss for a Fund. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Non-centrally cleared derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment.

The following sets forth more detailed information regarding specific risks associated with certain derivatives expected to be used by a Fund. These may be in addition to the risks associated with investing in derivatives generally, described above. The derivatives described below may not be the only derivatives that may be used by the Funds (please see the Funds’ principal investment strategies). Importantly, as is indicated above, the Funds’ SAI includes additional disclosure regarding the Funds’ investments and related risks, including concerning derivatives.

In October 2020, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions reflected in the fund’s asset segregation and cover practices discussed in the SAI. The final rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to value-at-risk leverage limit, derivatives risk management program and reporting requirements. Generally, these requirements apply unless a fund satisfies a “limited derivatives users” exception that is included in the final rule. These requirements may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.

Forward Foreign Currency Exchange Risk—Forward foreign currency exchange transactions may decline in value as a result of foreign market downswings or foreign currency fluctuations and a Fund may lose money on forward currency transactions if changes in currency exchange rates do not occur as anticipated or do not correspond accurately to changes in the value of the Fund’s holdings. Currency exchange rates may be volatile and may be affected by, among other factors, the general economics of a country, the actions of governments or central banks, the imposition of currency controls and speculation. Use of such instruments, therefore, can have the effect of reducing returns and minimizing opportunities for gain.

Futures Risk—The loss that may be incurred in entering into futures transactions may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV. Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small movement in the price or value of a futures transaction may result in substantial losses to a Fund. Furthermore, exchanges may limit fluctuations in futures transaction prices during a trading session by imposing a maximum permissible price movement on each futures transaction. A Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Futures transactions executed on foreign exchanges may not be provided the same protections as provided by U.S. exchanges.

Options Risk—Options trading entails additional risks than those resulting from trading in traditional securities. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. A Fund that purchases options is subject to the risk of a complete loss of the amounts paid as premiums to the writer of the option. A Fund that writes options is subject to the risk that its forecast of market value or other relevant factors is incorrect, which could cause the Fund to be in a worse position than it would have been had if it had not written the option.

Swaps Risk—Swap agreements are derivative instruments that can be individually negotiated and structured to address exposure to a variety of different market factors or types of investments, including a specified reference security, basket of securities, securities market index or index component. Swaps may increase or decrease a Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, securities market indexes, or other factors such as security prices or inflation rates. Swaps may be leveraged and are subject to illiquidity risk, counterparty risk, credit risk and valuation risk. Because a Fund may not reasonably expect to be able to sell or dispose of a swap in current market conditions in seven calendar days or less without the sale or disposition significantly changing its market value, certain swaps may be considered to be illiquid. Also, a Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. In addition, some swaps may be complex and difficult to value.

Structured Notes Risk—Investing in structured notes is subject to certain risks, including credit risk and the normal risks of price changes in response to changes in interest rates. The terms of structured notes may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund’s entire investment. These securities may be relatively less liquid than other types of securities, and may be more volatile than their underlying instruments. The percentage by which the value of a structured note decreases may be far greater than that of its underlying instruments.

Commodities Risk—Commodities may subject a Fund to greater volatility than investments in traditional securities. The value of commodities may be affected by, among other things, changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The operations and financial performance of companies in the agricultural, natural resources and related industries may be directly affected by commodity prices. This risk is exacerbated for those companies that own the underlying commodity.

Inflation-Protected Securities Risk—The risk that the value of inflation-protected debt securities will change in response to changes in real interest rates. Generally, the value of an inflation-protected debt security will fall when real interest rates rise and inversely, rise when real interest rates fall.

Interest Rate Risk—Interest rate changes can be sudden and unpredictable. Debt securities generally tend to lose market value when interest rates rise and increase in value when interest rates fall. Securities with longer maturities or lower coupons or that make little (or no) interest payments before maturity tend to be more sensitive to these interest rate changes. The longer the Fund’s average weighted portfolio maturity, the greater the impact a change in interest rates will have on its share price. Certain countries have experienced negative interest rates on certain fixed-income securities. A low or negative interest rate environment may pose additional risks to a Fund because low or negative yields on a Fund’s portfolio holdings may have an adverse impact on a Fund’s ability to provide a positive yield to its shareholders, pay expenses out of fund assets, or minimize the volatility of a Fund’s NAV per share.

LIBOR Risk—Many financial instruments, financings or other transactions to which a Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). LIBOR is the offered rate at which major international banks can obtain wholesale, unsecured funding, and LIBOR may be available for different durations (e.g., 1 month or 3 months) and for different currencies. LIBOR may be a significant factor in determining a Fund’s payment obligations under a derivative investment, the cost of financing to the Fund or an investment’s value or return to the Fund, and may be used in other ways that affect the Fund’s investment performance.

In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. These announcements suggest that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark. Transition planning is ongoing, and the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario in which LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for the Funds. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect a Fund’s performance or NAV.

Restricted Securities Risk—Restricted securities are securities that are not registered under the Securities Act of 1933, as amended, and are offered in private placement. Restricted securities also carry the risk that few potential purchasers for such securities may exist. The absence of a liquid trading market may also make it difficult to determine the fair value of such securities. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss.

Short Sales Risk—Short sales involve the risk that losses may be exaggerated, potentially causing a Fund to lose more money than the actual cost of the investment. There is also the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Credit Risk—A Fund may lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. This risk is increased when a portfolio security is downgraded or the perceived creditworthiness of an issuer or counterparty deteriorates.

Liquidity Risk—A Fund may not be able to sell securities or other investments in a timely manner at desired prices or without significant dilution to remaining investors’ interests. During periods of reduced market liquidity, the difference between the price at which a security can be bought and the price at which it can be sold can widen, and the Fund may not be able to sell a security readily at a price that reflects what the Fund believes it should be worth. Investments that are relatively less liquid can also become more difficult to value. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstance where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. The Funds have implemented a liquidity risk management program pursuant to a rule adopted by the SEC, which could potentially impact the Funds’ performance and ability to achieve their investment objectives.

Real Estate Investment Trusts Risk—Real estate investment trusts or REITs and REIT-like entities carry risks generally incident to the ownership of real property, as well as additional risks such as limited diversification, poor performance by the manager of the REIT or REIT-like entity and adverse changes to the tax laws. REIT and REIT-like investments also typically generate a substantial amount of distributions that are taxable to shareholders at ordinary income tax rates.

Loan Participations and Assignments Risk—Loans that are below investment grade entail default and other risks greater than those associated with higher rated loans. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. Investments in loans through a direct assignment of the financial institution’s interests with respect to a loan may involve additional risks to the Fund, including, the rights and obligations acquired by the Fund may differ from, and be more limited than, those held by the assigning lender, or the Fund bearing the costs and liabilities associated with owning and disposing of the collateral upon a foreclosure of the loan. Loans in which the Fund may invest may not be readily marketable and may be subject to restrictions on resale.

Certain Tax Risk—The tax treatment and characterization of a Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. In addition, certain Fund investments may generate a substantial amount of distributions that are taxable to shareholders at ordinary income tax rates. The ultimate tax characterization of a Fund’s distributions made in a calendar year may not finally be determined until after the end of that calendar year. While a portion of a Fund’s income distributions may qualify as tax-advantaged qualified dividends, enabling certain investors who meet holding period and other requirements to receive the benefit of favorable tax treatment, there can be no assurance as to the percentage of a Fund’s income distributions that will qualify as tax-advantaged dividends. In addition, the portion, if any, of a Fund’s distributions that qualifies for favorable tax treatment may be affected by IRS interpretations of the Code, and future changes in tax laws and regulations.

Multi-Style Management Risk—Because certain portions of the Large Cap Strategies Fund’s, Small & Mid Cap Strategies Fund’s and Credit Income Fund’s assets are managed by different portfolio managers using different styles, the Funds could experience overlapping investments. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities. This may lead to higher transaction expenses and may generate higher short-term capital gains compared to a Fund using a single investment management style.

Geographic Focus Risk—To the extent that the Municipal Bond Fund, New York Municipal Bond Fund and California Municipal Bond Fund focuses on investments within a single state, its performance can be more volatile than that of a fund that invests more broadly. Adverse economic, political, and regulatory conditions affecting the state are likely to affect the Fund’s performance. Factors affecting a state, such as significant fiscal difficulties, an economic downturn, court rulings, increased expenditures, or reduced monetary support from the federal government, could impair the ability of issuers within that state to repay their obligations.

High-Yield, Lower-Grade Debt Securities Risk—High-yield debt securities (including loans) and unrated securities of similar credit quality (“high-yield debt instruments” or “junk bonds”) are subject to the risks associated with fixed income securities and involve greater risk of a complete loss of a Fund’s investment, or delays of interest and principal payments, than higher-quality debt securities. Issuers of high-yield debt instruments are not as strong financially as those issuing securities of higher credit quality. High-yield debt instruments are generally considered predominantly speculative by the applicable rating agencies as these issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These instruments may be worthless and a Fund could lose its entire investment.

The prices of high-yield sovereign debt of emerging market countries fluctuate more than higher-quality securities. An emerging market country may be unwilling or unable to repay the principal and/or interest on its sovereign debt because of insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards supranational agencies such as the International Monetary Fund, or the political constraints to which the government may be subject. If an emerging market country defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Restructuring may include obtaining additional credit to finance outstanding obligations, reduction and rescheduling of payments of interest and principal, or negotiation of new or amended credit agreements. In the event of a default on sovereign debt, the Fund may have limited legal recourse against the defaulting government. In certain cases, remedies must be pursued in the courts of the defaulting country itself, which may further limit a Fund’s ability to obtain recourse.

High-yield debt instruments are generally less liquid than higher-quality securities. Many of these securities are not registered for sale under the federal securities laws and/or do not trade frequently. When they do trade, their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit a Fund’s ability to sell securities in response to specific economic events or to meet redemption requests. As a result, high-yield debt instruments generally pose greater illiquidity and valuation risks. In addition, such securities are subject to the following risks:

Debt Securities Ratings Risk—The use of credit ratings in evaluating debt securities can involve certain risks, including the risk that the credit rating may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings may be influenced by conflicts of interest or based on historical data that no longer apply or are accurate.

Unrated Debt Securities Risk—Unrated debt securities determined by the investment manager to be of comparable quality to rated securities which a Fund may purchase may pay a higher interest rate than such rated debt securities and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated securities or issuers.

Bank Loans—Bank loans often have contractual restrictions on resale. These restrictions can delay or impede a Fund’s ability to sell loans and may adversely affect the price that can be obtained. Loans and unlisted securities are typically less liquid than securities traded on national exchanges. The secondary market for loans may be subject to irregular trading activity and extended settlement periods, and the liquidity of bank loans can vary significantly over time. For example, if the credit quality of a bank loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline. During periods of infrequent trading, valuing a bank loan can be more difficult and buying or selling a loan at an acceptable price may not be possible or may be delayed. The terms of the bank loans held by a Fund may require that the borrowing company maintain collateral to support payment of its obligations. However, the value of the collateral securing a bank loan can decline or be insufficient to meet the obligations of the company. In addition, collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower, or may be difficult to liquidate. A Fund’s access to the collateral may be limited by bankruptcy, other insolvency laws, or by the type of loan the Fund has purchased. For example, if the Fund purchases a participation interest instead of an assignment, it would not have direct access to collateral of the borrower. As a result, a bank loan may not be fully collateralized and can decline significantly in value.

Prepayments and Extensions—A Fund investing in mortgage-backed securities, certain asset-backed securities, and other debt instruments that have embedded call options can be negatively impacted when interest rates fall because borrowers tend to refinance and prepay principal. Receiving increasing prepayments in a falling interest rate environment causes the average maturity of the portfolio to shorten, reducing its potential for price gains. It also requires a Fund to reinvest proceeds at lower interest rates, which reduces the Fund’s total return and yield, and could result in a loss if bond prices fall below the level that the Fund paid for them. A rise in interest rates or lack of refinancing opportunities can cause a Fund’s average maturity to lengthen unexpectedly due to a drop in expected prepayments of mortgage-backed securities, asset-backed securities, and callable debt instruments. This would increase a Fund’s sensitivity to rising rates and its potential for price declines.

International Investing—Investments outside the U.S. may lose value because of declining foreign currencies or adverse political or economic events overseas, among other things. Securities of non-U.S. issuers (including depositary receipts and other instruments that represent interests in a non-U.S. issuer) tend to be more volatile than U.S. securities and are subject to trading markets with lower overall liquidity, governmental interference, and regulatory and accounting standards and settlement practices that differ from the U.S. A Fund could experience losses based solely on the weakness of foreign currencies in which the Fund’s holdings are denominated versus the U.S. dollar, and changes in the exchange rates between such currencies and the U.S. dollar. Risks can result from differing regulatory environments, less stringent investor protections, uncertain tax laws, and higher transaction costs compared to U.S. markets. Investments outside the U.S. could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes. A trading market may close for national holidays or without warning for extended time periods, preventing a Fund from buying or selling securities in that market. Trading securities in which a Fund invests may take place in various foreign markets on certain days when the Fund is not open for business and does not calculate its net asset value. For example, the Fund may invest in securities that trade in various foreign markets that are open on weekends. As the securities trade, their value may substantially change. As a result, the Fund’s net asset value may be significantly affected on days when shareholders cannot make transactions. In addition, market volatility may significantly limit the liquidity of securities of certain issuers in a particular country or geographic region, or of all companies in the country or region. A Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund’s obligations.

TBAs and Dollar Rolls—TBA and dollar roll transactions present special risks to a Fund. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Dollar roll transactions involve the simultaneous purchase and sale of substantially similar TBA securities for different settlement dates. Because these transactions do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer.

Leverage—Investing in certain futures contracts, options and swaps and other derivative instruments, and engaging in short sales, will result in leverage. These instruments provide the economic effect of financial leverage by creating additional investment exposure to the underlying instrument, as well as the potential for greater loss. If a Fund obtains leverage through purchasing certain types of derivative instruments or engaging in short sales, the Fund is exposed to the risk that losses may exceed the net assets of the Fund. The net asset value of a Fund while employing leverage can become more volatile and sensitive to market movements.

Short Positions—When a Fund takes a short position with respect to a particular security, currency, asset class, or market, it will lose money if the security, currency, asset class, or market appreciates in value. In addition, short positions may potentially incur losses due to potential costs associated with establishing and maintaining the short positions. Losses could be significant. Further, even though a Fund’s short positions may be designed to hedge against the risk of losses or reduce volatility, these transactions also may limit any potential gain that might result should the value of a particular security, currency, asset class, or market increase.

Hedging—If a Fund takes a short position in a particular currency, security, or bond market, it will lose money if the currency, security, or bond market appreciates in value, or an expected credit event fails to occur. Any efforts at buying or selling currencies could result in significant losses for the Fund. Further, foreign currency transactions that are intended to hedge the currency risk associated with investing in foreign securities and minimize the risk of loss that would result from a decline in the value of the hedged currency may also limit any potential gain that might result should the value of such currency increase.

Active Management—The investment adviser’s or sub-adviser’s judgments about the attractiveness, value, or potential appreciation of a Fund’s investments may prove to be incorrect. A Fund could underperform other funds with a similar benchmark or similar investment program if the Fund’s investment selections or overall strategies fail to produce the intended results.

High Portfolio Turnover Risk—The Credit Income Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

Common Stock Risk—Stock markets are volatile and can decline significantly in response to real or perceived changes to the issuer, industry, market, economic, political, regulatory, geopolitical, pandemics and epidemics and other conditions. The value of an equity security can decline significantly in response to these conditions. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis and profits may be paid out in dividends or reinvested in the company to help it grow.

Preferred Securities Risk—Preferred securities generally have a specified dividend rate and rank after bonds and before common stocks in their claim on income for dividend payments and on assets should the company be liquidated. Unlike interest payments on debt securities, preferred securities dividends are payable only if declared by the issuer’s board of directors. Preferred securities also may be subject to optional or mandatory redemption provisions.

Convertible Bond Risk—Convertible bonds are subject to the risks of equity securities when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the conversion feature) and debt instruments when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). A convertible bond is not as sensitive to interest rate changes as a similar non-convertible debt instrument, and generally has less potential for gain or loss than the underlying equity security.

Quantitative Investment Strategy Risk—The Large Cap Strategies Fund, Small & Mid Cap Strategies Fund and Credit Income Fund may invest in securities using a quantitative process. The success of this strategy depends on the effectiveness of the process in screening securities for inclusion in the Funds’ portfolios. The factors used in the quantitative analysis and the weight placed on these factors may not be predictive of a security’s value. The impact of risk and quantitative metrics on a security’s performance can be difficult to predict, and securities that previously possessed certain desirable characteristics may not continue to demonstrate those same characteristics in the future. Relying on risk and quantitative models entails the risks that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that the Adviser may not be successful in selecting securities for investment or determining the weighting of particular securities in the Funds. Any of these factors could cause the Funds to underperform funds with similar strategies that do not select stocks through the use of risk-based and/or quantitative models. International investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as specific country, regional and economic developments. These risks are generally greater for investments in emerging markets.

Non-Diversification Risk—The Credit Income Fund, California Municipal Bond Fund and New York Municipal Bond Fund are non-diversified, which generally means that they may invest a greater percentage of their total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by a Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Funds’ value will likely be more volatile than the value of more diversified funds.

Investments in Other Investment Companies

The Funds may invest their assets in securities of other investment companies, including ETFs, as an efficient means of carrying out their investment policies. Investment companies, including ETFs, incur certain expenses such as management fees, and, therefore, any investment by the Funds in shares of other investment companies may be subject to such additional expenses. To the extent a Fund invests in the securities of other investment companies, the acquired investment companies’ fees and expenses are reflected in the Fund’s fees and expenses.

The Funds may invest in investment companies, including ETFs, in excess of 1940 Act limitations on investments in other investment companies in reliance on SEC exemptive orders obtained by such investment companies.

Temporary Investments

Each Fund may temporarily depart from its principal investment strategies by investing up to 100% of Fund assets in cash or short-term, high quality money market instruments (e.g. commercial paper, repurchase agreements, etc.) in order to manage large cash inflows, maintain liquidity necessary to meet shareholder redemptions or minimize potential losses during adverse market, economic, political, or other conditions or for other reasons. This may cause a Fund to temporarily forego greater investment returns for the safety of principal and a Fund may therefore not achieve its investment goal.

Regulation under the Commodity Exchange Act

The Adviser has claimed an exclusion from the definition of a commodity pool operator (“CPO”) with respect to its management of the Funds pursuant to Commodity Futures Trading Commission Rule 4.5. Therefore, the Adviser is not subject to regulation as a CPO under the Commodity Exchange Act, as amended, with respect to its management of the Funds. In order to rely on the Rule 4.5 exclusion, the Funds must limit their investments in commodity futures contracts, options on futures contracts and swaps and other commodity interests (including, for example, security futures, broad-based stock index futures and financial futures transactions).

Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

WHO MANAGES THE FUNDS?

The Board governs the Funds. The Board oversees Bessemer Investment Management LLC, the Funds’ investment adviser and a wholly-owned subsidiary of Bessemer.

Adviser

The Adviser either manages the Funds’ assets, including buying and selling portfolio securities, or supervises the sub-advisers who are responsible for the day-to-day management of the Funds. The Adviser’s address is 630 Fifth Avenue, New York, New York 10111.

Bessemer is a subsidiary of The Bessemer Group, Incorporated (“BGI”). The Adviser, and other subsidiaries of BGI, advise or provide investment, fiduciary and personal banking services with total assets under supervision of approximately $188 billion as of December 31, 2020.

For its services under the Investment Advisory Agreement, the Adviser receives an advisory fee from each Fund, computed daily and payable monthly, in accordance with the following schedule:

	First $500 million of average net assets	Second $500 million to $1 billion of average net assets	Average net assets exceeding $1 billion
All Cap Core Fund	0.75%	0.70%	0.65%
Credit Income Fund	0.65%	0.60%	0.55%
Fixed Income Fund	0.45%	0.40%	0.35%
Municipal Bond Fund	0.45%	0.40%	0.35%
California Municipal Bond Fund	0.45%	0.40%	0.35%
New York Municipal Bond Fund	0.45%	0.40%	0.35%

Average net assets
Small & Mid Cap Strategies Fund	0.85%

	First $1.25 billion of average net assets	Next $1.25 billion to $2.5 billion of average net assets	Average net assets exceeding $2.5 billion
Large Cap Strategies Fund	0.90%	0.85%	0.80%

For the fiscal year ended October 31, 2020, the Funds each paid the actual advisory fees, net of waivers and as a percentage of its average net assets, as follows: 0.69% for the All Cap Core Fund; 0.81% for the Large Cap Strategies Fund; 0.81% for the Small & Mid Cap Strategies Fund; 0.29% for the Fixed Income Fund; 0.29% for the Municipal Bond Fund; 0.26% for the California Municipal Bond Fund; and 0.27% for the New York Municipal Bond Fund. For the fiscal period of October 1, 2020 (commencement of operations) through October 31, 2020, the Credit Income Fund paid an annualized advisory fee rate, net of waivers, of 0.48% of its average net assets.

Information regarding the factors considered by the Board in connection with the most recent approvals of the Investment Advisory and Sub-Advisory Agreements is provided in the Funds’ Annual Report for the fiscal year ended October 31, 2020.

The Adviser has contractually committed through October 31, 2024 to waive its advisory fees to the extent necessary to maintain the net operating expense ratios, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and Acquired Fund Fees and Expenses, if any, of the Fixed Income Fund at 0.57%, the Municipal Bond Fund at 0.57%, the Small & Mid Cap Strategies Fund at 1.10%, Credit Income Fund at 0.85%, the Large Cap Strategies Fund at 1.10%, the California Municipal Bond Fund at 0.57% and the New York Municipal Bond Fund at 0.57%. These commitments may be changed or terminated at any time with the approval of the Board. The Adviser may choose voluntarily to reimburse a portion of its advisory fee at any time.

Sub-Advisers

Champlain Investment Partners, LLC (“Champlain”), located at 180 Battery Street, Burlington, Vermont 05401, is responsible for the day-to-day management of a portion of the Small & Mid Cap Strategies Fund’s portfolio subject to the oversight of the Adviser. Champlain had approximately $18.82 billion in assets under management as of December 31, 2020. The fee of Champlain is based on the assets that Champlain is responsible for managing. The fee Champlain receives, which is paid by the Adviser from the fee it receives from the Fund, is included in the advisory fee rate set forth above.

BlackRock Financial Management, Inc. (“BlackRock”), located at 55 East 52nd Street, New York, New York 10022, is responsible for the day-to-day management of a portion of the Credit Income Fund’s portfolio subject to the oversight of the Adviser. BlackRock is an indirect wholly-owned subsidiary of BlackRock, Inc., a publicly-traded global investment services company. As of December 31, 2020, assets under management totaled approximately $8.676 trillion. BlackRock’s fee is based on the assets that BlackRock is responsible for managing. The fee BlackRock receives, which is paid by the Adviser from the fee it receives from the Fund, is included in the advisory fee rate set forth above.

Muzinich & Co., Inc. (“Muzinich”), located at 450 Park Avenue, New York, NY 10022, is responsible for the day-to-day management of a portion of the Credit Income Fund’s portfolio subject to the oversight of the Adviser. As of December 31, 2020, Muzinich (together with its global affiliates) managed approximately $39.1 billion in assets. Muzinich’s fee is based on the assets that Muzinich is responsible for managing. The fee Muzinich receives, which is paid by the Adviser from the fee it receives from the Fund, is included in the advisory fee rate set forth above.

Sands Capital Management, LLC (“Sands”), located at 1000 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209, is responsible for the day-to-day management of portions of the Large Cap Strategies Fund’s portfolio subject to the oversight of the Adviser. Sands is owned by Sands Capital Management LP (“Sands LP”). Frank M. Sands, Sr. and Frank M. Sands own indirectly a majority interest in Sands LP with the remaining minority interest held by officers and employees of Sands. As of December 31, 2020, assets under management totaled approximately $68.6 billion. Sands’ fee is based on the assets that Sands is responsible for managing. The fee Sands receives, which is paid by the Adviser from the fee it receives from the Fund, is included in the advisory fee rate set forth above.

Harding Loevner LP (“Harding Loevner”), located at 400 Crossing Boulevard, Bridgewater, New Jersey 08807, is responsible for the day-to-day management of a portion of the Large Cap Strategies Fund’s portfolio subject to the oversight of the Adviser. Affiliated Managers Group, Inc., a publicly traded company, holds approximately 60% of the equity interests in Harding Loevner. As of December 31, 2020, Harding Loevner’s assets under management totaled approximately $84 billion. Harding Loevner’s fee is based on the assets that Harding Loevner is responsible for managing. The fee Harding Loevner receives, which is paid by the Adviser from the fee it receives from the Fund, is included in the advisory fee rate set forth above.

Baillie Gifford Overseas Limited (“Baillie Gifford”), located at Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland, is responsible for the day-to-day management of a portion of the Small & Mid Cap Strategies Fund’s portfolio subject to the oversight of the Adviser. As of December 31, 2020, Baillie Gifford’s assets under management totaled approximately $445.3 billion. Baillie Gifford’s fee is based on the assets that Baillie Gifford is responsible for managing. The fee Baillie Gifford receives, which is paid by the Adviser from the fee it receives from the Fund, is included in the advisory fee rate set forth above.

Polunin Capital Partners Limited (“Polunin”), located at 10 Cavalry Square, London, SW3 4RB, United Kingdom, is responsible for the day-to-day management of a portion of the Small & Mid Cap Strategies Fund’s portfolio subject to the oversight of the Adviser. As of December 31, 2020, Polunin’s assets under management totaled approximately $5.7 billion. Polunin’s fee is based on the assets that Polunin is responsible for managing. The fee Polunin receives, which is paid by the Adviser from the fee it receives from the Fund, is included in the advisory fee rate set forth above.

Acadian Asset Management LLC (“Acadian”) located at 260 Franklin Street, Boston, MA, 02110, is responsible for the day-to-day management of a portion of the Small & Mid Cap Strategies Fund’s portfolio subject to the oversight of the Adviser. As of December 31, 2020, Acadian had approximately $108 billion total assets under management. The fee Acadian receives, which is paid by the Adviser from the fee it receives from the Fund, is included in the advisory fee rate set forth above.

Artisan Partners Limited Partnership (“Artisan Partners”) located at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202, is responsible for the day-to-day management of a portion of the Small & Mid Cap Strategies Fund’s portfolio subject to the oversight of the Adviser. Artisan Partners is a limited partnership organized under the laws of Delaware. Artisan Partners is managed by its general partner, Artisan Investments GP LLC, a Delaware limited liability company wholly-owned by Artisan Partners Holdings LP (“Artisan Partners Holdings”). Artisan Partners Holdings is a limited partnership organized under the laws of Delaware whose sole general partner is Artisan Partners Asset Management Inc., a publicly traded Delaware corporation. As of December 31, 2020, Artisan Partners had approximately $157.8 billion total assets under management. The fee Artisan Partners receives, which is paid by the Adviser from the fee it receives from the Fund, is included in the advisory fee rate set forth above.

As described above, the Adviser has engaged sub-advisers to make the day-to-day investment decisions for portions of the Large Cap Strategies, Small & Mid Cap Strategies and Credit Income Funds. The Funds may in the future engage one or more additional sub-advisers. While a sub-adviser makes the day-to-day investment decisions for a Fund, the Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-adviser and evaluating the Fund’s needs and the sub-adviser’s skills and performance on an ongoing basis. Based on its evaluation, the Adviser may, at any time, recommend to the Board that a Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser. The Adviser and the Funds have received exemptive relief from the Securities and Exchange Commission (“SEC”) to permit the Adviser (subject to the Board’s oversight and approval) to make decisions about the hiring, termination and replacement of unaffiliated sub-advisers of the Funds without obtaining approval from Fund shareholders. The Adviser or a Fund will inform the affected Fund’s shareholders of any actions taken in reliance on this relief.

The SAI contains additional information about the Adviser and the sub-advisers, as well as the Funds’ other service providers.

Portfolio Managers

Certain of the Funds are managed by individual portfolio managers, while others are managed by an investment team. The individuals primarily responsible for the day-to-day investment management of the Funds are identified below. Information about the portfolio managers’ compensation arrangements, other accounts managed by the portfolio managers, as applicable, and the portfolio managers’ ownership of securities of the Funds they manage is available in the SAI.

All Cap Core Fund

Mr. John Alexander Christie, Managing Director of the Adviser, has managed the Fund since November 16, 2011. Mr. Christie joined the Adviser in March 2006. Previously he also served as a senior analyst for the Old Westbury Real Return Fund, a former fund, prior to which he was a research analyst covering the energy and utilities sectors for Large Cap U.S. Equities portfolios. Prior to joining the Adviser, he was a senior associate analyst at UBS from 2004-2006. He previously worked as an equity analyst for Banc One Investment Advisors from 2002 to 2004. Mr. Christie received his BS in Mechanical Engineering from the University of California (Santa Barbara) in 1997 and his MBA from Duke University Fuqua School of Business in 2002.

Mr. Michael Morrisroe, Managing Director of the Adviser, has managed the Fund since December 30, 2016. Mr. Morrisroe joined the Adviser in June 2005 as an Analyst covering the energy and materials sectors for Mid Cap Equities. Previously, Mr. Morrisroe was with Bear Stearns from 2000 to 2005, where he was a Research Analyst covering the building products and metals/mining sectors. He previously worked as a Financial Analyst in the controller’s office at Credit Suisse First Boston. Mr. Morrisroe received his Bachelor of Science in 1995 from the State University of New York, Albany.

Large Cap Strategies Fund

Ms. Nancy Peretz Sheft is a Managing Director of the Adviser and Head of External Manager Solutions at Bessemer, an affiliate of the Adviser. Ms. Sheft has managed the Fund since October 25, 2016. Ms. Sheft joined the Adviser in 2016 and Bessemer in 2013. Prior to joining the Adviser and its affiliate Bessemer, Ms. Sheft was Managing Director at J.P. Morgan Asset Management, where she was Global Head of Institutional Sales, Product, and Consultant Strategy. Ms. Sheft also worked for Ark Asset Management, Hambrecht & Quist and Goldman Sachs. Ms. Sheft earned an MBA from Harvard University and a BA from Princeton University.

Mr. Jeffrey Rutledge, Managing Director of the Adviser, has managed the Fund since October 1, 2018. Mr. Rutledge joined the Adviser in 2004. Previously, he was a member of the investment team for Old Westbury Large Cap Strategies Fund and was a research analyst for the transportation and utilities sectors for Mid Cap Equities portfolios. Prior to joining the Adviser, Mr. Rutledge was a research associate for the aerospace and telecommunication sectors at Bear Stearns & Co. from April 2000 to July 2004. Mr. Rutledge received his BA degree in Industrial Engineering from Lehigh University in 1989 and his MS in Management and Finance in 1995 from the United States Naval Postgraduate School.

Mr. John Hall, Managing Director of the Adviser, has managed the Fund since January 15, 2019. Mr. Hall joined Bessemer in 1998 and joined the Adviser in 2001. Previously, Mr. Hall served as Principal of the Adviser and as Director of Research of Mid Cap U.S. Equities for the Adviser. Prior to joining Bessemer, he was a Portfolio Accountant at Jennison Associates. Mr. Hall received a BS cum laude in Business Administration from Villanova University and MBA from the Columbia Business School at Columbia University.

Mr. Edward N. Aw, Managing Director and Head of Quantitative Strategies of the Adviser, has managed the Fund since January 15, 2016. Mr. Aw joined the Adviser in 2004. Prior to joining the Adviser, Mr. Aw was a Quantitative Analyst for five years at Deutsche Investment Management Americas. Previously, Mr. Aw also worked for The Dreyfus Corporation, Goldman Sachs, and Morgan Stanley in various analytic roles. Mr. Aw earned a BA from the State University of New York at Stony Brook and an MBA from the Frank G. Zarb School of Business at Hofstra University.

Mr. John Patrick Coviello, Principal of the Adviser and a Senior Investment Strategist at Bessemer, an affiliate of the Adviser, has managed the Fund since March 1, 2021. Mr. Coviello joined the Adviser in 2021 and Bessemer in 2018. Prior to joining Bessemer, Mr. Coviello worked in various market strategy and trading roles, most recently at PointState Capital Management, as a macro strategist from December 2017 to September 2018, and as a macro strategist at Moore Capital Management from September 2013 to November 2017. Mr. Coviello earned a B.A. in international politics and economics from Middlebury College.

Mr. David Levanson is a Portfolio Manager of Sands’ portion of the Fund. Mr. Levanson, Senior Portfolio Manager, Research Analyst and Executive Managing Director of Sands, worked for Sands from 1992 to 1994 and rejoined Sands in 2002. From 1996 to 1999 he was a Vice President and Research Analyst at State Street Research & Management and from 1999 to 2002 he worked as a Research Analyst at MFS Investment Management. Prior to joining Sands in 1992, Mr. Levanson was a Research Analyst at the Capital Management Group, Folger Nolan Fleming Douglas, Inc. from 1990 to 1992. Mr. Levanson received his BS degree in Finance from the University of Florida and his MBA in 1996 from the Darden School at University of Virginia.

Mr. Perry Williams is a Portfolio Manager of Sands’ portion of the Fund. Mr. Williams, President and Director of Research, has worked for Sands since 2004. Previous to his current positions, Mr. Williams initially joined Sands Capital Management as a Director of Client Relations in 2004, and he transitioned to the Investment Team in 2006. Prior to joining Sands in 2004, Mr. Williams served as a Principal and Consultant at Mercer Investment Consulting, Inc. from 1995-2004. Mr. Williams received his BS degree in Finance from the University of Virginia in 1994 and his Master of Management degree in 1999 from the Kellogg Graduate School of Management at Northwestern University.

Mr. Brian A. Christiansen, Research Analyst, Senior Portfolio Manager, and Executive Managing Director joined Sands Capital in June 2006. He has investment experience dating back to that same year. Mr. Christiansen received his BA in Economics from Yale University in 2005. He also earned his MBA from the Yale School of Management in 2009.

Mr. Ashraf A. Haque, Research Analyst and Senior Portfolio Manager, joined Sands Capital in August 2008 as a Research Analyst. Prior to 2008, Mr. Haque worked as an Investment Analyst for Chesapeake Partners in Baltimore, Maryland from 2007 to 2008. From 2003 to 2005, he worked as a Business Analyst for McKinsey & Company in Chicago, Illinois, and as a Director, Business Development for GH Smart & Company in Chicago, Illinois from 2001 to 2003. Mr. Haque received his BA in Mathematical Methods in Social Sciences and Economics from Northwestern University in 2001. He also earned his MBA from the Harvard Business School in 2007.

Mr. Neil Kansari, Research Analyst and Senior Portfolio Manager, joined Sands Capital in June 2008. Prior to 2008, Mr. Kansari worked as an Associate, Sr. Business Analyst at PRTM in Waltham, Massachusetts, from 2002 to 2006. From 1999 to 2002, he worked as a Graduate Research Assistant for the Department of Electrical Engineering at the University of Virginia in Charlottesville, Virginia. From 1996 to 1999, he worked as an Application Analyst at Millennium Solutions, Universal Impex and as an Accounting Trainee at Mahajan & Aibara: Shah Gupta & Co. in Mumbai, India. Mr. Kansari earned his BE in Electronics Engineering from the University of Mumbai in 1996, and his MS in Electrical Engineering from the University of Virginia in 2002. He also earned his MBA from the Darden School of Business in 2008.

Mr. Craig Shaw, is a Co-lead Portfolio Manager of Harding Loevner’s portion of the Fund. Mr. Shaw, Portfolio Manager, Analyst and Partner, has worked for Harding Loevner since 2001. Previous to his current position, Mr. Shaw was a Consultant in the capital markets and accounting areas from 1999 to 2000 and a Security Analyst with ABN AMRO Securities from 1996 to 1997. Mr. Shaw also worked for Barclays de Zoete Wedd, Credit Lyonnais Securities Asia and Parker Drilling Company in various analytic roles. Mr. Shaw received his BA in Business Administration from Concordia College in 1986 and MIM from American Graduate School of International Management (Thunderbird) in 1989.

Mr. Pradipta Chakrabortty is a Portfolio Manager of Harding Loevner’s portion of the Fund. Mr. Chakrabortty, Portfolio Manager, Analyst and Partner, has worked for Harding Loevner since 2008. Previous to his current position, Mr. Chakrabortty worked for Templeton Capital Advisors and Cornerstone Investment Partners in various analytic roles. Mr. Chakrabortty received his BE in Engineering from BIRLA Institute of Technology & Science in 1994, his MBA in Finance and Marketing from XLRI School of Management in 1998, and his MBA from The Wharton School of the University of Pennsylvania in 2008.

Mr. Scott Crawshaw is a Co-lead Portfolio Manager of Harding Loevner’s portion of the Fund. Mr. Crawshaw, Portfolio Manager, Analyst and Partner, has worked for Harding Loevner since 2014. Previous to his current position, Mr. Crawshaw was a Senior Portfolio Manager for Russell Investments from 2004 to 2014. Mr. Crawshaw was also a Fund Manager for ISIS Asset Management from 1998 to 2003 and Assistant Investment Consultant for Bacon and Woodrow from 1995 to 1998. Mr. Crawshaw received his BSc in Mathematics from the University of Bristol in 1995.

Mr. Richard Schmidt, is a Portfolio Manager of Harding Loevner’s portion of the Fund. Mr. Schmidt, Portfolio Manager, Analyst and Partner, has worked with Harding Loevner since 2011. Previous to his current position, Mr. Schmidt was Chief Investment Officer with Oranda Capital Management from 2007 to 2011. Mr. Schmidt also worked for JP Morgan Asset Management, Jardine Fleming Investment Management, Jardine Fleming Securities, BT Brokerage and Winfull, Laing & Cruickshank in various analytic roles. Mr. Schmidt received his BS in Foreign Services from Georgetown University in 1986.

Small & Mid Cap Strategies Fund

Ms. Nancy Peretz Sheft is a Managing Director of the Adviser and Head of External Manager Solutions at Bessemer, an affiliate of the Adviser. Ms. Sheft has managed the Fund since October 25, 2016. Ms. Sheft joined the Adviser in 2016 and Bessemer in 2013. Prior to joining the Adviser and its affiliate Bessemer, Ms. Sheft was Managing Director at J.P. Morgan Asset Management, where she was Global Head of Institutional Sales, Product, and Consultant Strategy. Ms. Sheft also worked for Ark Asset Management, Hambrecht & Quist and Goldman Sachs. Ms. Sheft earned an MBA from Harvard University and a BA from Princeton University.

Mr. Edward N. Aw, Managing Director and Head of Quantitative Strategies of the Adviser, has managed the Fund since June 2016. Mr. Aw joined the Adviser in 2004. Prior to joining the Adviser, Mr. Aw was a Quantitative Analyst for five years at Deutsche Investment Management Americas. Previously, Mr. Aw also worked for The Dreyfus Corporation, Goldman Sachs, and Morgan Stanley in various analytic roles. Mr. Aw earned a BA from the State University of New York at Stony Brook and an MBA from the Frank G. Zarb School of Business at Hofstra University.

Mr. Michael Morrisroe, Managing Director of the Adviser, has managed the Fund since February 28, 2014. Mr. Morrisroe joined the Adviser in June 2005 as an Analyst covering the energy and materials sectors for Mid Cap Equities. Previously, Mr. Morrisroe was with Bear Stearns from 2000 to 2005, where he was a Research Analyst covering the building products and metals/mining sectors. He previously worked as a Financial Analyst in the controller’s office at Credit Suisse First Boston. Mr. Morrisroe received his Bachelor of Science in 1995 from the State University of New York, Albany.

Mr. John Patrick Coviello, Principal of the Adviser and a Senior Investment Strategist at Bessemer, an affiliate of the Adviser, has managed the Fund since March 1, 2021. Mr. Coviello joined the Adviser in 2021 and Bessemer in 2018. Prior to joining Bessemer, Mr. Coviello worked in various market strategy and trading roles, most recently at PointState Capital Management, as a macro strategist from December 2017 to September 2018, and as a macro strategist at Moore Capital Management from September 2013 to November 2017. Mr. Coviello earned a B.A. in international politics and economics from Middlebury College.

Mr. Scott T. Brayman, is the Head Portfolio Manager of Champlain’s portion of the Fund. Mr. Brayman has served as Chief Investment Officer of Small and Mid Cap Strategies and Managing Partner of Champlain since September 2004 and has led Champlain’s investment team since such time. Prior to joining Champlain, Mr. Brayman was a Senior Vice President at NL Capital Management, Inc. and served as a Portfolio Manager with Sentinel Advisors, Inc. where he was employed from June 1995 to September 2004. Mr. Brayman graduated cum laude from the University of Delaware with a Bachelor’s Degree in Business Administration. He has more than 36 years of investment experience.

Mr. Corey N. Bronner, has been a member of the investment team since April 2010. Prior to joining Champlain, Mr. Bronner was an analyst focusing primarily on the financial services industry at Duff & Phelps Corporation. He was a credit analyst with the commercial lending group at Merchants Bank, a subsidiary of Merchant Bancshares, Inc., before joining Duff & Phelps Corporation. Mr. Bronner graduated magna cum laude from the University of Vermont with a Bachelor of Science in Business Administration. He has more than 13 years of investment experience.

Mr. Joseph M. Caligiuri, joined Champlain in 2008 as an Operations Analyst and moved to the investment team in 2010. His experience includes internships at Sheaffer & Roland Consulting Engineers as a business operations analyst and Sopher Investment Management as a research assistant. Mr. Caligiuri graduated from Saint Michael’s College with a Bachelor of Arts in Philosophy. He has more than 12 years of investment experience.

Mr. Joseph J. Farley has been a member of the investment team since August 2014. Prior to joining Champlain, Mr. Farley was a founder and portfolio manager of Kelvingrove Partners, LLC, an investment management firm focused on technology, media, and telecommunications, where he was employed from 2008 to 2013. His investment management career began at Private Capital Management, where he was the managing director of investment research and a portfolio manager. Mr. Farley spent over 10 years as a securities analyst on Wall Street, and held senior investment research and management roles at Morgan Stanley, Donaldson Lufkin & Jenrette, and UBS. He began his career as a market analyst with AT&T. Mr. Farley earned Masters and Bachelor of Arts degrees from the University at Albany, State University of New York. He has more than 28 years of investment experience.

Mr. Robert D. Hallisey has been a member of the investment team of Champlain since August 2016. Prior to joining Champlain, Mr. Hallisey was a member of Fidelity’s fund manager due diligence team. Mr. Hallisey’s experience includes coverage of the small and mid cap health care sector at BlackRock, Sirios Capital, and John Hancock Funds. Mr. Hallisey graduated from Saint Michael’s College with a Bachelor of Science in Business Administration and earned his MBA from Babson College. He has more than 27 years of investment experience.

Mr. Douglas Brodie serves as Investment Manager, Partner and Head of the Global Discovery Team of Baillie Gifford. He joined Baillie Gifford in 2001 and has more than 19 years of investment experience. Mr. Brodie has a BSc in Molecular Biology and Biochemistry from Durham University and a DPhil in Molecular Immunology from Oxford University.

Mr. Douglas Polunin serves as Director and Chief Investment Officer of Polunin. Prior to co-founding Polunin in 2001, Mr. Polunin was a Head of Emerging Markets Investments at Pictet Asset Management UK Limited where he was responsible for managing the PTF Emerging Markets Fund and the Eastern European Trust. Mr. Polunin graduated from Edinburgh University with a BSc (Honors) degree in Biochemistry.

Mr. Brendan O. Bradley serves as Chief Investment Officer of Acadian. Mr. Bradley joined Acadian in 2004 and has served as the firm’s director of portfolio management, overseeing portfolio management policy, and was also previously the director of Acadian’s managed volatility strategies. He is a member of the Acadian Executive Committee. Mr. Bradley earned a Ph.D. in applied mathematics from Boston University and a B.A. in physics from Boston College.

Mr. Ryan Taliaferro serves as Director of Equity Strategies of Acadian. Mr. Taliaferro joined Acadian in 2011 and has served as the lead portfolio manager for Acadian’s managed volatility strategies. Mr. Taliaferro received a Ph.D. in Business Economics (Finance) from Harvard University, an M.B.A. in Finance and Economics from the University of Chicago, an A.M in Economics and an A.M. in Physics from Harvard University and an A.B. in Physics from Harvard University.

Mr. Harry Gakidis joined Acadian in 2014 and serves as Lead Portfolio Manager for Core Strategies. Prior to joining Acadian, Mr. Gakidis worked as a Senior Quantitative Strategist at Loomis Sayles, where he founded the firm’s quantitative Strategy Lab and co-managed a U.S. Equity Long/Short Strategy. Mr. Gakidis earned a Ph.D. in economics from MIT and holds an A.B. in economics from Harvard University.

Mr. Rezo Kanovich is a managing director of Artisan Partners. He joined Artisan Partners in October 2018 and has managed the Artisan Non-U.S. Small-Mid Growth Strategy since that time. Prior to joining Artisan Partners in October 2018, Mr. Kanovich was a portfolio manager for Oppenheimer Funds, where he managed the International Small-Mid Cap strategy from January 2012 through September 2018. Before that, Mr. Kanovich worked as an analyst with Boston Biomedical Consultants, an investment banker with the Lehman Brothers mergers and acquisitions team and as a consultant at PricewaterhouseCoopers. Mr. Kanovich holds a bachelor’s degree and master’s degree in international economics and finance from Brandeis University and a master’s degree in business administration, dual concentration in finance and health care systems, from the Wharton School, University of Pennsylvania.

Credit Income Fund

Mr. David W. Rossmiller, Managing Director and Head of Fixed Income for the Adviser, has managed the Fund since its inception. Mr. Rossmiller joined the Adviser in May 2010. He was the Global Head of Fixed Income for Deutsche Bank Private Wealth Management from 2003 until he joined the Adviser. Mr. Rossmiller joined Bankers Trust in 1993, which was later acquired by Deutsche Bank in 1999. Mr. Rossmiller attended the University of Michigan from 1975 to 1977, and received a Bachelor of Music in 1980 from the Hartt School of Music and a Master of Public and Private Management in 1985 from Yale University.

Mr. Jared B. Olivenstein, Principal of the Adviser, has managed the Fund since its inception. Prior to joining the Adviser, Mr. Olivenstein was an Executive Director and Portfolio Manager at JPMorgan Asset Management, responsible for the Strategic Income Opportunities family of funds. Prior to joining JPMorgan Asset Management, Mr. Olivenstein was a foreign exchange and commodities sales and trading associate with JPMorgan Chase Securities Inc. Mr. Olivenstein earned a B.S. in Business Administration from Carnegie Mellon University.

Dr. Qiang Jiang, PhD, Managing Director and Director of Investment Quantitative R&D at the Adviser, has managed the Fund since its inception. Dr. Jiang joined the Adviser in 2007. Prior to joining the Adviser, Dr. Jiang worked for Bessemer, an affiliate of the Adviser, since 2002. Prior to joining Bessemer, Dr. Jiang was a consultant for Schroders from 1997 to 2000, and the Bank of New York Mellon (which acquired Schroders) from 2000 to 2001. Dr. Jiang worked at Rutgers University as a research fellow, responsible for research in the areas of interfacial phenomena and ultra-low temperature physics, and completed both a M.S. in Electrical and Computer Engineering as well as his Doctoral program in Physics in 1991. Dr. Jiang earned a B.S. from Fudan University in 1985.

Mr. Anthony Wile, Senior Vice President of the Adviser, has managed the Fund since its inception. Mr. Wile joined the Adviser in 2017 and Bessemer in 2016. Prior to joining Bessemer, Mr. Wile was a global markets research analyst at J.P. Morgan, responsible for global macro research and high frequency forecasting. Mr. Wile earned a B.B.A. in finance and economics from Loyola University Chicago.

Mr. Ibrahim Incoglu is a Portfolio Manager of BlackRock’s portion of the Fund. Mr. Incoglu, a Managing Director of BlackRock, is part of the Securitized Assets Investment team and a member of Americas Fixed Income within the Alpha Strategies Group. Mr. Incoglu is a Senior Portfolio Manager and Trader on the Non-Agency desk. His responsibilities include managing Prime, Alt-a, Option Arm and Subprime positions across numerous BlackRock portfolios. Prior to joining BlackRock in 2009, Mr. Incoglu spent more than six years on the sell side at Wachovia Securities, most recently as a Director. He was responsible for managing the synthetic ABS desk, market making and hedging activities. Prior to launching synthetic desk in 2006, Mr. Incoglu was a Senior Trader at Wachovia and traded / made markets on Alt-a, Sub-prime and 2nd liens/ HELOC’s (Home Equity Line of Credit). From 2002 to 2003, Mr. Incoglu was an Associate at Bank of America Securities, where he structured up Non-Agency deals, and ran arbitrage to buy and securitize mortgage whole loans. Mr. Incoglu began his career at Ocwen Federal Bank in 2000. He focused on trading of IO’s, servicing strips, as well as hedging activities of the derivatives. Mr. Incoglu earned a BS degree in civil engineering from Bogazici University in 1998, and an MBA degree in business administration from the University of Tulsa in 1999.

Mr. Saffet Ozbalci, Managing Director, is the Head of the US CLO Investment Team within BlackRock’s Global Fixed Income group. Prior to joining Blackrock in 2012, Mr. Ozbalci was the Head of CLO Trading at BNP Paribas. Prior to this role, Mr. Ozbalci was a portfolio manager at Barclays Global Investors (BGI), primarily responsible for investments in securitized assets. In his previous role, he was the lead portfolio manager at Securities Finance Trust Co, specializing in securitized assets. Mr. Ozbalci earned a BS degree in Civil Engineering from Middle East Technical University in 2001, and an MBA/MS degree in finance from Boston College in 2004.

Mr. Michael McEachern is a Portfolio Manager of Muzinich’s portion of the Fund. He joined Muzinich in 2012. Prior to that, he served as the President and Head of the High Yield Division at Seix Advisors, Inc. Mr. McEachern holds a BA in Management Science from the University of California, San Diego, and a MBA from Rice University.

Mr. Warren Hyland is a Portfolio Manager of Muzinich’s portion of the Fund. He joined Muzinich in 2013. Prior to that, he served as a Senior Portfolio Manager for Global Emerging Markets at Schroders. Mr. Hyland has a BSc in Mathematics for Business from the Middlesex University London and an MSc in Shipping Trade and Finance from the CASS Business School.

Mr. Thomas Samson is a Portfolio Manager of Muzinich’s portion of the Fund. He joined Muzinich in 2004. Prior to that, he was an investment analyst at Trafalgar Asset Managers. Mr. Samson has an MBA from the London Business School and an MSc in Corporate Finance from the Institut d’Etudes Politiques de Paris, France.

Mr. Torben Ronberg is a Portfolio Manager of Muzinich’s portion of the Fund. He joined Muzinich in 2016. Prior to that, he served as Head of Sub-Investment responsible for overseeing all Loan and High Yield Investments in asset class specific portfolios at ECM Asset Management Limited. Mr. Torben holds a BSc in Accounting from Copenhagen Business School and an Executive MBA from London Business School.

Mr. Anthony Demeo is a Portfolio Manager of Muzinich’s portion of the Fund. He joined Muzinich in 2015. Prior to that, he was an investment grade credit trader at Societe Generale focusing on the consumer, retail and industrial sectors. Previously, he spent 11 years in debt capital markets at Barclays Capital and Deutsche Bank. Mr. Demeo holds a BA in Economics from Cornell University.

Mr. Joseph Galzerano is a Portfolio Manager of Muzinich’s portion of the Fund. He joined Muzinich in 2000. Prior to that, he served as Managing Director and Senior Investment Analyst at Babson Capital Management. Prior to that, he served in Senior Analyst positions in high yield research at CIBC World Markets and Citicorp Securities. Mr. Galzerano holds a BA in Accounting, Cum Laude, from Manhattan College and an MBA from the Gabelli School of Business at Fordham University. Mr. Galzerano is a Certified Public Accountant.

Fixed Income Fund

Mr. David W. Rossmiller, Managing Director and Head of Fixed Income for the Adviser, has managed the Fund since November 30, 2012. Mr. Rossmiller joined the Adviser in May 2010. He was the Global Head of Fixed Income for Deutsche Bank Private Wealth Management from 2003 until he joined the Adviser. Mr. Rossmiller joined Bankers Trust in 1993, which was later acquired by Deutsche Bank in 1999. Mr. Rossmiller attended the University of Michigan from 1975 to 1977, and received a Bachelor of Music in 1980 from the Hartt School of Music and a Master of Public and Private Management in 1985 from Yale University.

Ms. Beatriz M. Cuervo, Managing Director and Head of Taxable Fixed Income of the Adviser, has managed the Fund since February 28, 2014. Ms. Cuervo joined the Adviser in June 2009 as a Credit Analyst for fixed income securities. Ms. Cuervo also worked at Libra Securities in the Private Debt Securities Department from 1999 to 2005. Prior to that, she was a Fixed Income Portfolio Manager in the Insurance Asset Management Group at Alliance Capital. Ms. Cuervo received her Bachelor of Science in Systems Analysis in 1982 from the University of Miami, Coral Gables, Florida, and her Master of Business Administration in 1986 from Columbia University.

Municipal Bond Fund

Mr. David W. Rossmiller, Managing Director and Head of Fixed Income for the Adviser, has managed the Fund since February 28, 2020. Mr. Rossmiller joined the Adviser in May 2010. He was the Global Head of Fixed Income for Deutsche Bank Private Wealth Management from 2003 until he joined the Adviser. Mr. Rossmiller joined Bankers Trust in 1993, which was later acquired by Deutsche Bank in 1999. Mr. Rossmiller attended the University of Michigan from 1975 to 1977, and received a Bachelor of Music in 1980 from the Hartt School of Music and a Master of Public and Private Management in 1985 from Yale University.

Mr. Kevin Akinskas, Managing Director and Head of Municipal Bonds for the Adviser, has managed the Fund since February 24, 2020. Mr. Akinskas joined the Adviser in February 2020. He was the Director of Muni Institutional & Wealth Management at BlackRock from 2006 until he joined the Adviser. Prior to that, Mr. Akinskas was the Private Investors Portfolio Manager at Merrill Lynch Investment Managers from 2005 until he joined BlackRock. Mr. Akinskas received an MBA in Finance and Management and a BS in Mechanical Engineering from Rutgers University.

California Municipal Bond Fund

Mr. David W. Rossmiller, Managing Director and Head of Fixed Income for the Adviser, has managed the Fund since its inception on December 1, 2018. Mr. Rossmiller joined the Adviser in May 2010. He was the Global Head of Fixed Income for Deutsche Bank Private Wealth Management from 2003 until he joined the Adviser. Mr. Rossmiller joined Bankers Trust in 1993, which was later acquired by Deutsche Bank in 1999. Mr. Rossmiller attended the University of Michigan from 1975 to 1977, and received a Bachelor of Music in 1980 from the Hartt School of Music and a Master of Public and Private Management in 1985 from Yale University.

Mr. Kevin Akinskas, Managing Director and Head of Municipal Bonds for the Adviser, has managed the Fund since February 24, 2020. Mr. Akinskas joined the Adviser in February 2020. He was the Director of Muni Institutional & Wealth Management at BlackRock from 2006 until he joined the Adviser. Prior to that, Mr. Akinskas was the Private Investors Portfolio Manager at Merrill Lynch Investment Managers from 2005 until he joined BlackRock. Mr. Akinskas received an MBA in Finance and Management and a BS in Mechanical Engineering from Rutgers University.

New York Municipal Bond Fund

Mr. David W. Rossmiller, Managing Director and Head of Fixed Income for the Adviser, has managed the Fund since its inception on December 1, 2018. Mr. Rossmiller joined the Adviser in May 2010. He was the Global Head of Fixed Income for Deutsche Bank Private Wealth Management from 2003 until he joined the Adviser. Mr. Rossmiller joined Bankers Trust in 1993, which was later acquired by Deutsche Bank in 1999. Mr. Rossmiller attended the University of Michigan from 1975 to 1977, and received a Bachelor of Music in 1980 from the Hartt School of Music and a Master of Public and Private Management in 1985 from Yale University.

Mr. Kevin Akinskas, Managing Director and Head of Municipal Bonds for the Adviser, has managed the Fund since February 24, 2020. Mr. Akinskas joined the Adviser in February 2020. He was the Director of Muni Institutional & Wealth Management at BlackRock from 2006 until he joined the Adviser. Prior to that, Mr. Akinskas was the Private Investors Portfolio Manager at Merrill Lynch Investment Managers from 2005 until he joined BlackRock. Mr. Akinskas received an MBA in Finance and Management and a BS in Mechanical Engineering from Rutgers University.

WHAT DO SHARES COST?

You can buy shares of a Fund at NAV, without a sales charge, on any day the New York Stock Exchange (“NYSE”) is open for business. NAV is determined at the end of regular trading (normally 4:00 p.m. Eastern time) each day the NYSE is open. Your purchase order must be received in proper form by 4:00 p.m. (Eastern time) in order to receive that day’s NAV. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, a Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations.

Each Fund’s NAV is computed by dividing the value of the Fund’s net assets (i.e., the value of a Fund’s securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding. Portfolio securities for which market quotations are readily available are valued at market value. All other investment assets of the Funds are valued in such manner as the Board, in good faith, deems appropriate to reflect their fair value. If events occur that materially affect the value of the security between the time trading ends on a particular security and the close of the normal trading session of the NYSE, the Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board. A market quotation is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities that may be subject to fair valuation include, but are not limited to: (1) securities in which trading has been halted pending further news; (2) illiquid securities in which there is no trading market and no broker coverage; (3) stale priced securities; (4) securities that may have defaulted or de-listed from an exchange and are no longer trading; (5) any other security for which the Funds’ Pricing Committee, with input from the Adviser or sub-advisers, as applicable, believes that the last trading price does not represent a reliable current price; or (6) other assets, including real assets and derivatives for which readily available market quotations are not generally available. In addition, a Fund may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which a Fund’s share price is calculated. Foreign exchanges typically close before the time as of which Fund share prices are calculated, and may be closed altogether on some days a Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those relating to a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant market fluctuations. There is no single standard for determining the fair value of a security, but, rather, several factors are considered, including an evaluation of the forces that influence the market in which the security is purchased or sold, in determining whether a market price is readily available and, if not, the security’s fair value.

In light of the judgment involved in fair value decisions, there can be no assurances that a fair value assigned to a particular security reflects a price for which a security has traded or will trade. Accordingly, when a Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities.

The Board has adopted valuation policies and procedures for determining the value of Fund shares. The Board receives and reviews quarterly reports from the Funds’ Pricing Committee regarding any valuation issues that arose during the preceding quarter.

To open an account with one of the Funds, your first investment must be at least $1,000. However, you can add to your account for as little as $100. In certain circumstances, these minimums may be waived or lowered at the Funds’ or Adviser’s discretion.

HOW DO I PURCHASE SHARES?

Each prospective investor in the Funds must first submit an account application in proper form. An account application may be rejected at the discretion of the Funds and/or Adviser at any time and for any reason. Once an application is approved, shares of each Fund may be purchased by mail or by wire directly with the transfer agent of the Funds, BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”), or through broker/dealers or other financial institutions that have an agreement with the Funds’ distributor, Foreside Funds Distributors LLC (the “Distributor”) (a “Selling Agent”). Notwithstanding the foregoing, the Funds and the Adviser reserve the right to reject any purchase request at any time, for any reason. See also “Market Timing Policies.”

If you purchase shares directly with the Transfer Agent, your account will be maintained by the Transfer Agent. For account balance information and shareholder services, you may call the Transfer Agent at (800) 607-2200. Shareholder information is subject to independent identity verification and may be shared, as permitted by law and the Funds’ Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity. In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required, among other matters, to obtain, verify and record the following information for all registered owners or others who may be authorized to act on an account: full name, date of birth, taxpayer identification number (usually your Social Security number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. If any of the above requested information is missing, we may reject your account and return your application or take such other action as we deem reasonable as permitted by law. All applications for purchase must be approved by the Adviser. Please review your account application for additional information.

By Mail

Through a Selling Agent

Contact your Selling Agent for instructions. Shares will be issued upon receipt of payment by the Funds in which you are investing (see “Additional Conditions—Transactions Through Selling Agents”).

Directly with the Transfer Agent

•	Contact the Transfer Agent to request a Purchase Application;

•	Complete the Purchase Application;

•	Obtain written Adviser approval; and

•	Mail it together with a check payable to Old Westbury Funds, to the following address:

Old Westbury Funds, Inc.
P.O. Box 9767
Providence, RI 02940-9767

Subsequent investments in a Fund do not require a Purchase Application; however, the shareholder’s account number and Fund name must be clearly marked on the check to ensure proper credit.

The Funds will not accept the following payments: third party checks; money orders; bank starter checks; traveler’s checks; credit card convenience checks; or checks drawn in a foreign currency. All checks should be made payable to Old Westbury Funds.

By Wire

Investments may be made directly through the use of wire transfers of federal funds after an account has been established. Shares purchased by wire will be effected at the public offering price next determined after acceptance of the order by the Transfer Agent.

Through a Selling Agent

Contact your Selling Agent for instructions.

Directly with the Transfer Agent

If you do not have a relationship with a Selling Agent, you may purchase shares directly by federal funds wire to the Transfer Agent, after completing the Purchase Application, submitting the Purchase Application to the Adviser for approval, and forwarding a copy to the Transfer Agent. No Purchase Application is required for subsequent investments.

Complete applications should be directed to:

Old Westbury Funds, Inc.
P.O. Box 9767
Providence, RI 02940-9767

Please contact the Transfer Agent at (800) 607-2200 for complete instructions.

HOW DO I REDEEM SHARES?

Shares of each Fund may be redeemed by mail or by wire through a Selling Agent or through the Transfer Agent. Redemptions will only be made on days when a Fund computes its NAV. When your redemption request is received in proper form, shares of the Fund will be redeemed at its next determined NAV. Redemption requests must be received by 4:00 p.m. (Eastern time) in order for shares to be redeemed at that day’s NAV. Redemption proceeds will normally be mailed or sent electronically the following business day, but in no event more than seven days, after the request is made. Generally, redemption requests are paid in cash, unless the redemption request is for more than the lesser of $250,000 or 1% of the net assets of a Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, a redemption request may be paid in securities of equal value.

By Telephone

Through your Selling Agent

Contact your Selling Agent for complete instructions. Your Selling Agent may accept your redemption request if you have previously elected this service. See “Additional Conditions” for information regarding telephone transactions.

Through the Transfer Agent

For shareholders whose accounts are maintained by the Transfer Agent, if you have authorized the telephone redemption privilege in your Purchase Application, you may redeem shares by calling the Transfer Agent at (800) 607-2200.

By Mail

Through your Selling Agent

Send a letter to your Selling Agent, indicating your name, the Fund name, your account number and the number of shares or dollar amount you want to redeem. Your request must be signed in exactly the same way the account is registered (if there is more than one owner of the shares, all must sign).

Shareholders may also redeem Fund shares through participating organizations holding such shares who have made arrangements with the Funds permitting them to redeem such shares by telephone or facsimile transmission and who may charge a fee for this service.

Through the Transfer Agent

For shareholders whose accounts are maintained by the Transfer Agent, redemptions may be made by sending a written redemption request indicating your name, the Fund name, your account number and the number of shares or the dollar amount you want to redeem to:

Old Westbury Funds, Inc.
P.O. Box 9767
Providence, RI 02940-9767

For additional assistance, call (800) 607-2200.

Additional Conditions

Transactions Through Selling Agents

Selling Agents are authorized to accept purchase orders on behalf of a Fund at the Fund’s NAV next determined after your order is received by a Selling Agent in proper order before 4:00 p.m., Eastern time, or such earlier time as may be required by the Selling Agent. Selling Agents may be authorized to designate other intermediaries to act in this capacity. Selling Agents may charge you a transaction fee on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Funds. Selling Agents may be the shareholders of record of your shares. Selling Agents are responsible for transmitting requests and delivering funds on a timely basis. Neither the Funds nor the Distributor is responsible for ensuring that the Selling Agents carry out their obligations to their customers.

Signature Guarantees

You must have a signature guarantee on the following written redemption requests:

•	when you want a redemption to be sent to you at an address other than the one you have on record with the Fund;

•	when your account address has changed within the last ten business days;

•	when the redemption proceeds are being transferred to another Fund account with a different registration; or

•	when the redemption proceeds are being wired to bank instructions currently not on your account.

A signature guarantee is designed to protect your account from fraud. We accept signature guarantees only from members of STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

Limitations on Redemption Proceeds

Redemption proceeds normally are mailed within one business day after receiving a request in proper form. However, payment may be delayed up to seven days:

•	to allow your purchase payment to clear;

•	during periods of market volatility;

•	when a shareholder’s trade activity or amount adversely impacts a Fund’s ability to manage its assets; or

•	during periods when the NYSE is closed other than on customary weekend and holiday closings, when trading is restricted, if an emergency exists as determined by the SEC, or by other order of the SEC.

You will not accrue interest or dividends on uncashed checks from the Fund if those checks are undeliverable and returned to the Fund. The proceeds of your redemption of shares that were purchased by check may be held up to ten business days until the Transfer Agent is satisfied that the check has cleared. You can avoid this delay by purchasing shares by wire. Redemptions made after an account has been opened, but before a customer’s identity has been verified, which may take up to five business days, must be made in writing, even if the redemption involves shares purchased by wire.

Telephone Transactions

The Funds make every effort to ensure that telephone redemptions and exchanges are only made by authorized shareholders. All telephone calls are recorded for your protection, and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions. Telephone transaction privileges, including purchases, redemptions and exchanges placed by telephonic instructions or facsimile instructions, may be revoked at any time at the discretion of the Funds without advance notice to shareholders. In such cases, and at times of peak activity when it may be difficult to place requests by phone, transaction requests may be made by regular mail.

HOW DO I EXCHANGE SHARES?

You may exchange shares of a Fund for shares of any of the other Funds offered in this Prospectus free of charge, provided you meet the $1,000 minimum initial investment requirement. In certain circumstances, these minimums may be waived or lowered at the Funds’ and/or the Adviser’s discretion. An exchange is treated as a redemption and subsequent purchase, and is therefore a taxable transaction. As stated above, the Funds and the Adviser reserve the right to reject any purchase order for any reason. Also see “Market Timing Policies” below. Signatures must be guaranteed if you request and exchange into another Fund with a different shareholder registration. The Funds will provide shareholders with 60 days’ written notice prior to any modification of this exchange privilege. See

“Additional Conditions—Telephone Transactions” for information regarding exchanging shares by telephone.

Exchanges may be made by sending a written request to Old Westbury Funds, Inc., P.O. Box 9767 Providence, RI 02940-9767 or by calling (800) 607-2200. Please provide the following information:

•	your name and telephone number;

•	the exact name on your account and account number;

•	taxpayer identification number (usually your Social Security number);

•	dollar value or number of shares to be exchanged;

•	the name of the Fund from which the exchange is to be made; and

•	the name of the Fund into which the exchange is being made.

MARKET TIMING POLICIES

The Funds are not designed for market timing strategies. If you intend to engage in market timing, do not invest in shares of the Funds. The Funds’ Board has adopted policies and procedures with respect to frequent purchases and/or exchanges of Fund shares that are intended to detect and deter market timing. Frequent purchases, and subsequent redemptions, or exchanges shortly thereafter may interfere with the most effective and efficient investment of assets of a Fund in accordance with its objectives and policies. Such trading practices may also cause dilution in value of a Fund’s shares held by long-term shareholders and may increase brokerage and administrative costs.

The Funds reserve the right to reject any purchase and/or exchange orders if, in the Adviser’s discretion, a shareholder (including all accounts under common ownership) engages in a trading practice which the Adviser believes may cause harm to the Fund or its shareholders. Moreover, the Funds reserve the right to reject any purchase request at any time, for any reason and may revoke telephone transaction privileges at any time. To minimize harm to the Funds and their shareholders, the Funds reserve the right to permanently refuse purchase and/or exchange requests.

The Funds do not knowingly accommodate excessive trading of shares and do not tolerate excessive trading when detected. In addition, the Funds have not created any arrangements, such as an automated exchange or redemption program that would permit frequent trading. The Board receives periodic net asset inflow and outflow information reflecting purchase, exchange and redemption activities. The Board may determine to impose additional restrictions as they deem necessary, if any such transaction activities detrimental to long-term shareholders are discovered.

There can be no assurances that the Funds will be able to detect, anticipate or stop any such orders, exchanges or requests because of various factors. For example, the Funds may not be able to identify trading by a particular beneficial owner through omnibus accounts held by financial intermediaries since trading activity in the omnibus account is generally aggregated. Neither the Funds nor their agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

ACCOUNT AND OTHER INFORMATION

Confirmations and Account Statements

You will receive confirmation of purchases, redemptions and exchanges. In addition, you will receive periodic statements reporting all account activity, including distributions of any net investment income and realized net capital gains.

Fund Distributions

Distributions (if any) are paid to shareholders invested in the Funds on the record date. Distributions of any net investment income (dividends and interest less net expenses) are paid quarterly for the Credit Income, Fixed Income, Municipal Bond, California Municipal Bond and New York Municipal Bond Funds and at least annually for the All Cap Core, Large Cap Strategies and Small &

Mid Cap Strategies Funds. Realized net capital gains, if any, are declared and distributed at least annually. Your distributions will be automatically reinvested in additional shares unless you elect cash payments.

If you purchase shares just before a Fund declares a taxable distribution, you will pay the full price for the shares and then receive a portion of the price back in the form of a distribution, which is generally subject to tax whether or not you reinvest the distribution in additional shares. Similarly, if you purchase shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the securities and realizes and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation. Therefore, you should consider the tax implications of purchasing shares shortly before the Fund declares a distribution. Contact your investment professional or the Fund for information concerning when distributions will be paid.

Householding

In order to reduce shareholder expenses, we may mail only one copy of a Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call (800) 607-2200, or if your shares are held through a financial institution, please contact the financial institution directly. We will begin sending your individual copies with the next scheduled mailing.

Important Note Regarding “Lost Shareholders”

If you have elected to have your account dividends and/or distributions paid in cash, the Fund reserves the right to change the dividend and distribution payment option on your account to “reinvest” if mail sent to the address on your account is returned by the post office as “undeliverable.” In such event, the Fund would then purchase additional Fund shares with any dividend or distribution payments. In order to change the option back to “cash” you would need to send the Transfer Agent written instructions as described above.

Taxes

The following discussion regarding federal income taxes is based upon laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account such as a 401(k) plan or Individual Retirement Account. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation, including state, local and foreign tax consequences of investing in a Fund. Please see the SAI for additional income tax information, including federal, state and local income tax information.

A Fund will distribute to its shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Distributions of the Municipal Bond, California Municipal Bond and New York Municipal Bond Funds’ net investment income from tax-exempt securities, if any, generally will not be subject to federal income tax, although a portion of such distributions may be subject to the federal alternative minimum tax. Other distributions from the Municipal Bond, California Municipal Bond and New York Municipal Bond Funds generally will be taxed as described in the paragraph above. Income exempt from federal tax may be subject to state and local income tax.

Corporate shareholders of certain Funds may be able to deduct a portion of their distributions when determining their taxable income. Given the investment strategies of the Fixed Income, the Municipal Bond, the California Municipal Bond and New York Municipal Bond Funds, it is not anticipated that a significant portion of the dividends paid by the Funds would be deductible when received by corporate shareholders.

Currently, an individual’s net long-term capital gain is generally subject to a maximum federal tax rate of 20%. Distributions of net capital gain that are derived from the sale or disposition of collectibles are currently taxable at a 28% rate. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by certain Funds from their investments in certain U.S. and foreign corporations is currently subject to a maximum federal tax rate of 20% (“QDI”), as long as certain holding period requirements are met by you for your Fund shares and by the Funds for their investments in the stock producing such dividends. Given the investment strategies of the Fixed Income, the Municipal Bond, the California Municipal Bond and New York Municipal Bond Funds, it is not anticipated that a significant portion of the dividends paid by these Funds would be eligible for QDI treatment.

A 3.8% Medicare contribution tax is imposed on the net investment income of certain high-income individuals, trusts and estates. For this purpose, net investment income generally includes, among other things, distributions paid by a Fund, including capital gain dividends (but excluding exempt interest dividends), and any net gain from the sale of Fund shares.

Taxable distributions from a Fund generally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will report to you the federal income tax status of your distributions for the year.

If more than 50% of a Fund’s total assets at the close of its taxable year consists of securities of non-U.S. companies, the Fund will be eligible to file an annual election with the IRS that would require you to include a pro rata portion of the Fund’s foreign taxes in your gross income and treat such amount as foreign taxes paid by you. In general, you can either deduct such amount in computing your taxable income or claim such amount as a foreign tax credit against your federal income tax liability, subject to certain limitations. We expect the Large Cap Strategies Fund and Small & Mid Cap Strategies Fund may, in certain taxable years, be eligible for this election, but we cannot assure you that they will make the election for any particular taxable year. It is not expected that any other Fund in this Prospectus will be eligible for this election.

As a regulated investment company for federal income tax purposes, each Fund must derive at least 90% of its gross income from certain qualifying sources. Rules governing the federal income tax aspects of derivatives are in a developing stage and are not entirely clear in certain respects, particularly in light of a pair of 2006 IRS revenue rulings that held that income from certain derivative contracts with respect to a commodity index or individual commodities was not qualifying income for a regulated investment company. The Funds intend to limit their investments in commodity-linked derivatives in a manner designed to maintain their qualification as regulated investment companies under the Code. However, the IRS may not agree with determinations made by a Fund. If it does not, the status of the Fund as a regulated investment company might be jeopardized.

Your redemptions (including redemptions-in-kind) and exchanges of Fund shares generally will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to backup withholding taxes.

Cost Basis Reporting

The Funds are required to report to the IRS and furnish to you annually on Form 1099-B the cost basis information for a Fund’s shares purchased or acquired on or after January 1, 2012, and sold on or after that date. In addition to the requirement that the Funds report the gross proceeds from the sale of a Fund’s shares, the Funds also are required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of a Fund’s shares, a Fund will permit you to elect from among several IRS-accepted cost basis methods, including average cost basis. In the absence of an election, cost basis will be calculated using the Funds’ default method of average cost. The cost basis method elected by you (or the cost basis method applied by default) for each sale of a Fund’s shares may not be changed after the settlement date of each such sale of a Fund’s shares. At any time, you may designate a new election for future cost basis calculations.

You should carefully review the cost basis information provided by a Fund and make any adjustments that are required when reporting these amounts on federal income tax returns. If your account is held by an investment representative (financial advisor, broker or other nominee), you should consider contacting that representative with respect to reporting of cost basis and available elections for your account. You are encouraged to refer to the appropriate IRS regulations or consult your tax advisor to obtain more information about cost basis reporting and, in particular, to determine the best IRS-accepted cost basis method for your personal tax situation.

For shares of a Fund purchased or acquired on or before December 31, 2011, and sold on or after that date, the Funds are required to report only the gross proceeds from the sale of the Fund’s shares.

Foreign Shareholders

Shareholders other than U.S. persons may be subject to a different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from the Fund, as discussed in more detail in the SAI.

DISTRIBUTION AND SHAREHOLDER SERVICING OF FUND SHARES

Foreside Funds Distributors LLC (the “Distributor”) serves as principal underwriter to the Funds pursuant to an Underwriting Agreement for the limited purpose of acting as statutory underwriter to facilitate the distribution of shares of the Funds. The Funds have adopted a shareholder servicing plan. Under this plan, the Funds have entered into a shareholder servicing agreement with Bessemer, pursuant to which Bessemer serves as a shareholder servicing agent and provides certain shareholder support services (“Shareholder Support Services”) to each Fund. Such Shareholder Support Services include, but are not limited to, providing necessary personnel and facilities to establish and maintain shareholder accounts and records, assisting in processing purchase and redemption requests, and transmitting various communications to shareholders. For these services, each Fund pays an annual fee of 0.20% of its average daily net assets. Bessemer may engage shareholder sub-servicing agents, such as broker/dealers, banks, trust companies, investment advisers, and other financial institutions and intermediaries to provide certain shareholder support services and is solely responsible for paying each such shareholder sub-servicing agent from the fee it receives from each of the Funds. Because the shareholder servicing fees paid to Bessemer are paid out of the Funds’ assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Bessemer may make payments from time to time from its own resources for certain enumerated purposes.

INDEX DESCRIPTIONS

Below are descriptions of the various indices for the Funds as of January 31, 2021. You cannot invest directly in an index.

BofAML 1-12 Year AAA-AA Municipal Securities Index: BofAML 1-12 Year AAA-AA Municipal Securities Index is a subset of the BofAML US Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 1 years and less than 12 years and rated AAA through AA3, inclusive.

MSCI ACWI SMID Cap Index (Net): The MSCI ACWI SMID Cap Index (Net) captures mid and small cap representation across 23 Developed Markets and 27 Emerging Markets countries. With approximately 7,553 constituents, the index covers approximately 28% of the free float-adjusted market capitalization in each country.

MSCI ACWI Large Cap Index (Net): The MSCI ACWI Large Cap Index (Net) captures large cap representation across 23 Developed Markets and 26 Emerging Markets countries. With 1,429 constituents, the index covers about 70% of the free float-adjusted market capitalization in each country.

Lipper Short-Intermediate Municipal Debt Funds Index: The Lipper Short-Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. The Lipper index does not include the expenses of the mutual funds included in the index.

BofAML 1-10 Year AAA-A US Corporate & Government Index: BofAML 1-10 Year AAA-A US Corporate & Government Index is comprised of all securities in the BofAML US Corporate & Government Index with a remaining term to final maturity less than 10 years and rated AAA through A3, inclusive. The BofAML US Corporate & Government Index tracks the performance of US dollar denominated investment grade debt (based on an average rating of Moody’s, S&P and Fitch) publicly issued in the US domestic market (including US Treasury, US agency, foreign government, supranational and corporate securities) with at least one year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $1 billion for US Treasuries and $250 million for all other securities.

ICE BofA 1-10 Year US Corporate Index: ICE BofA 1-10 Year US Corporate Index is a subset of the ICE BofA US Corporate Master Index.

MSCI ACWI ex USA Index (Net). The MSCI ACWI ex USA Index (Net) captures large and mid cap representation across 22 of 23 Developed Markets countries (excluding the US) and 27 Emerging Markets countries. With 2,361 constituents, the index covers approximately 85% of the global equity opportunity set outside the United States.

MSCI USA Index (Gross): The MSCI USA Index (Gross) is designed to measure the performance of the large and mid cap segments of the US market. With 621 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in the US.

BofAML 3-7 Year AAA-AA Municipal Securities Index: BofAML 3-7 Year AAA-AA Municipal Securities Index is a subset of BofAML US Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 3 years and less than 7 years and rated AAA trough AA3, inclusive.

FINANCIAL INFORMATION

Financial Highlights

The following financial highlights are intended to help you understand each Fund’s financial performance for its past five fiscal years, or since inception, if the life of a Fund is shorter. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all distributions.

Information for the past five fiscal years ended October 31, 2020 has been audited by Ernst & Young LLP, whose report, along with the Funds’ audited financial statements, is included in the Annual Report which is available upon request free of charge.

OLD WESTBURY FUNDS, INC.
FINANCIAL HIGHLIGHTS–ALL CAP CORE FUND
(For a share outstanding throughout each year)

	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$18.84	$17.08	$16.50	$13.69	$13.92

Investment Operations:
Net investment income	0.02 [a]	0.09 [a]	0.07 [a]	0.10 [a]	0.14 [a]
Net realized and unrealized gains/(losses)	3.02	2.44	0.84	2.86	(0.05)

Total from investment operations	3.04	2.53	0.91	2.96	0.09

Distributions:
Net investment income	(0.08)	(0.08)	(0.09)	(0.15)	(0.16)
Net realized gains	(1.62)	(0.69)	(0.24)	—	(0.16)

Total distributions	(1.70)	(0.77)	(0.33)	(0.15)	(0.32)

Net asset value, end of year	$20.18	$18.84	$17.08	$16.50	$13.69

Total return	17.3%	15.7%	5.6%	21.8%	0.7%

Annualized Ratios/Supplemental Data:
Net assets at end of year (000’s)	$2,283,906	$1,766,287	$1,839,663	$1,772,368	$1,246,197
Ratio of expenses to average net assets before expense waivers	0.97%[b]	0.98%[b]	0.98%[b]	0.99%[b]	1.00%[b]
Ratio of expenses to average net assets after expense waivers	0.97%	0.98%	0.98%	0.99%	1.00%
Ratio of net investment income to average net assets	0.10%	0.51%	0.42%	0.67%	1.07%
Portfolio turnover rate	43%	31%	38%	57%	34%

[a]	Calculated based on the average shares method for the year.

[b]	There were no voluntary fee reductions during the year.

OLD WESTBURY FUNDS, INC.
FINANCIAL HIGHLIGHTS–LARGE CAP STRATEGIES FUND
(For a share outstanding throughout each year)

	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$14.99	$13.87	$14.85	$12.95	$13.01

Investment Operations:
Net investment income	0.07 [a]	0.13 [a]	0.13 [a]	0.11 [a]	0.08 [a]
Net realized and unrealized gains/(losses)	0.94	1.58	(0.26)	2.02	0.16

Total from investment operations	1.01	1.71	(0.13)	2.13	0.24

Distributions:
Net investment income	(0.12)	(0.14)	(0.10)	(0.10)	(0.10)
Net realized gains	(0.62)	(0.45)	(0.75)	(0.13)	(0.20)

Total distributions	(0.74)	(0.59)	(0.85)	(0.23)	(0.30)

Net asset value, end of year	$15.26	$14.99	$13.87	$14.85	$12.95

Total return	7.0%	12.9%	(1.1)%	16.7%	1.9%

Annualized Ratios/Supplemental Data:
Net assets at end of year (000’s)	$17,609,533	$17,001,879	$16,499,149	$17,243,479	$14,595,891
Ratio of expenses to average net assets before expense waivers	1.10%[b,c]	1.10%[b,c]	1.11%[b,c]	1.11%[b,c]	1.11%[b,c]
Ratio of expenses to average net assets after expense waivers	1.10%	1.10%	1.11%	1.11%	1.11%
Ratio of net investment income to average net assets	0.48%	0.93%	0.86%	0.77%	0.67%
Portfolio turnover rate	76%	73%	38%	61%	50%

[a]	Calculated based on the average shares method for the year.

[b]	There were no voluntary fee reductions during the year.

[c]

When counterparties post cash collateral with respect to various derivative transactions, the Fund may invest the collateral and receive interest income on the investment and pays interest expense on the collateral to the counterparty. The interest income is included in investment income on the Statements of Operations, and the interest expense is included in the Fund’s overall expenses on the Statements of Operations and expense ratio.

OLD WESTBURY FUNDS, INC.
FINANCIAL HIGHLIGHTS–SMALL & MID CAP STRATEGIES FUND
(For a share outstanding throughout each year)

	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$15.39	$15.85	$17.49	$15.81	$15.86

Investment Operations:
Net investment income	0.03 [a]	0.09 [a]	0.08 [a]	0.10 [a]	0.09 [a]
Net realized and unrealized gains/(losses)	0.88	1.10	(0.47)	2.54	0.66

Total from investment operations	0.91	1.19	(0.39)	2.64	0.75

Distributions:
Net investment income	(0.09)	(0.09)	(0.11)	(0.09)	(0.12)
Net realized gains	(0.64)	(1.56)	(1.14)	(0.87)	(0.68)

Total distributions	(0.73)	(1.65)	(1.25)	(0.96)	(0.80)

Net asset value, end of year	$15.57	$15.39	$15.85	$17.49	$15.81

Total return	5.9%	9.4%	(2.6)%	17.6%	5.1%

Annualized Ratios/Supplemental Data:
Net assets at end of year (000’s)	$6,765,243	$6,278,441	$6,222,492	$6,562,381	$5,471,624
Ratio of expenses to average net assets before expense waivers	1.15%[b]	1.15%[b]	1.15%[b]	1.15%[b]	1.16%[b]
Ratio of expenses to average net assets after expense waivers	1.11%	1.11%	1.11%	1.11%	1.11%
Ratio of net investment income to average net assets	0.17%	0.58%	0.48%	0.59%	0.61%
Portfolio turnover rate	65%	52%	62%	45%	48%

[a]	Calculated based on the average shares method for the year.

[b]

When counterparties post cash collateral with respect to various derivative transactions, the Fund may invest the collateral and receive interest income on the investment and pays interest expense on the collateral to the counterparty. The interest income is included in investment income on the Statements of Operations, and the interest expense is included in the Fund’s overall expenses on the Statements of Operations and expense ratio.

OLD WESTBURY FUNDS, INC.
FINANCIAL HIGHLIGHTS–CREDIT INCOME FUND
(For a share outstanding throughout the period)

Period From October 1, 2020[a] to October 31, 2020
Net asset value, beginning of period	$10.00

Investment Operations:
Net investment income	0.05 [b]
Net realized and unrealized losses	(0.06)

Total from investment operations	(0.01)

Distributions:
Net asset value, end of period	$9.99

Total return	(0.1)%[c]

Annualized Ratios/Supplemental Data:
Net assets at end of period (000’s)	$1,939,199
Ratio of expenses to average net assets before expense waivers	0.94%[d,e]
Ratio of expenses to average net assets after expense waivers	0.85%[d]
Ratio of net investment income to average net assets	5.33%[d]
Portfolio turnover rate	1%[c]

[a]	Commencement of Investment Operations.

[b]	Calculated based on the average shares method for the period.

[c]	Not Annualized.

[d]	Annualized.

[e]

When counterparties post cash collateral with respect to various derivative transactions, the Fund may invest the collateral and receive interest income on the investment and pays interest expense on the collateral to the counterparty. The interest income is included in investment income on the Statements of Operations, and the interest expense is included in the Fund’s overall expenses on the Statements of Operations and expense ratio.

OLD WESTBURY FUNDS, INC.
FINANCIAL HIGHLIGHTS–FIXED INCOME FUND
(For a share outstanding throughout each year)

	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$11.43	$10.75	$11.11	$11.28	$11.19

Investment Operations:
Net investment income	0.16 [a]	0.21 [a]	0.19 [a]	0.14 [a]	0.12 [a]
Net realized and unrealized gains/(losses)	0.43	0.69	(0.35)	(0.15)	0.11

Total from investment operations	0.59	0.90	(0.16)	(0.01)	0.23

Distributions:
Net investment income	(0.20)	(0.22)	(0.20)	(0.16)	(0.14)

Total distributions	(0.20)	(0.22)	(0.20)	(0.16)	(0.14)

Net asset value, end of year	$11.82	$11.43	$10.75	$11.11	11.28

Total return	5.2%	8.4%	(1.5)%	(1.0)%	2.1%

Annualized Ratios/Supplemental Data:
Net assets at end of year (000’s)	$1,669,086	$1,492,818	$865,030	$825,545	$785,417
Ratio of expenses to average net assets before expense waivers	0.68%	0.70%	0.72%	0.72%	0.74%
Ratio of expenses to average net assets after expense waivers	0.57%	0.57%	0.62%	0.62%	0.64%
Ratio of net investment income to average net assets	1.39%	1.93%	1.70%	1.28%	1.07%
Portfolio turnover rate	87%	34%	49%	70%	68%

[a]	Calculated based on the average shares method for the year.

OLD WESTBURY FUNDS, INC.
FINANCIAL HIGHLIGHTS–MUNICIPAL BOND FUND
(For a share outstanding throughout each year)

	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$12.26	$11.63	$11.95	$12.09	$12.00

Investment Operations:
Net investment income	0.15 [a]	0.18 [a]	0.17 [a]	0.14 [a]	0.14 [a]
Net realized and unrealized gains/(losses)	0.26	0.62	(0.33)	(0.08)	0.10

Total from investment operations	0.41	0.80	(0.16)	0.06	0.24

Distributions:
Net investment income	(0.15)	(0.17)	(0.16)	(0.14)	(0.14)
Net realized gains	—	—	—	(0.06)	(0.01)

Total distributions	(0.15)	(0.17)	(0.16)	(0.20)	(0.15)

Net asset value, end of year	$12.52	$12.26	$11.63	$11.95	$12.09

Total return	3.4%	6.9%	(1.4)%	0.5%	2.1%

Annualized Ratios/Supplemental Data:
Net assets at end of year (000’s)	$4,201,639	$3,658,844	$2,297,532	$2,235,503	$2,055,136
Ratio of expenses to average net assets before expense waivers	0.65%	0.66%	0.67%	0.67%	0.69%
Ratio of expenses to average net assets after expense waivers	0.57%	0.57%	0.57%	0.57%	0.59%
Ratio of net investment income to average net assets	1.21%	1.46%	1.41%	1.17%	1.17%
Portfolio turnover rate	40%	26%	51%	31%	44%

[a]	Calculated based on the average shares method for the year.

OLD WESTBURY FUNDS, INC.
FINANCIAL HIGHLIGHTS–CALIFORNIA MUNICIPAL BOND FUND
(For a share outstanding throughout each period)

	Year Ended October 31, 2020	Period From December 4, 2018[a] to October 31, 2019
Net asset value, beginning of period	$10.37	$10.00

Investment Operations:
Net investment income	0.12 [b]	0.12 [c]
Net realized and unrealized gain	0.22	0.36

Total from investment operations	0.34	0.48

Distributions:
Net investment income	(0.12)	(0.11)
Net realized gains	(0.02)	—

Total distributions	(0.14)	(0.11)

Net asset value, end of period	$10.57	$10.37

Total return	3.3%	4.8%[d]

Annualized Ratios/Supplemental Data:
Net assets at end of period (000’s)	$400,367	$339,560
Ratio of expenses to average net assets before expense waivers	0.76%	0.78%[e]
Ratio of expenses to average net assets after expense waivers	0.57%	0.57%[e]
Ratio of net investment income to average net assets	1.13%	1.32%[e]
Portfolio turnover rate	26%	41%[d]

[a]	Commencement of Investment Operations.

[b]	Calculated based on the average shares method for the year.

[c]	Calculated based on the average shares method for the period.

[d]	Not Annualized.

[e]	Annualized.

OLD WESTBURY FUNDS, INC.
FINANCIAL HIGHLIGHTS–NEW YORK MUNICIPAL BOND FUND
(For a share outstanding throughout each period)

	Year ended October 31, 2020	Period From December 4, 2018[a] to October 31, 2019
Net asset value, beginning of period	$10.42	$10.00

Investment Operations:
Net investment income	0.12 [b]	0.13 [c]
Net realized and unrealized gain	0.16	0.40

Total from investment operations	0.28	0.53

Distributions:
Net investment income	(0.12)	(0.11)
Net realized gains	(0.03)	—

Total distributions	(0.15)	(0.11)

Net asset value, end of period	$10.55	$10.42

Total return	2.7%	5.4%[d]

Annualized Ratios/Supplemental Data:
Net assets at end of period (000’s)	$582,500	$498,852
Ratio of expenses to average net assets before expense waivers	0.75%	0.77%[e]
Ratio of expenses to average net assets after expense waivers	0.57%	0.57%[e]
Ratio of net investment income to average net assets	1.13%	1.42%[e]
Portfolio turnover rate	37%	29%[d]

[a]	Commencement of Investment Operations.

[b]	Calculated based on the average shares method for the year.

[c]	Calculated based on the average shares method for the period.

[d]	Not Annualized.

[e]	Annualized.

OLD WESTBURY FUNDS, INC.

Shareholder Privacy

Below is a summary of the non-public personal information that we may collect and maintain during the course of our relationship, our policy regarding the use of that information, and the measures we take to safeguard that information. We do not sell non-public personal information to anyone and only share it with others as described below.

Information We Collect

In the course of our business relationship, we may obtain non-public personal information about you, including:

•	Information we receive from you in applications, forms, or other documents (such as your name, address, and social security number, driver’s license number, and state identification card number).

•	Information about your investments or transactions with us.

Disclosure Policy

We will not disclose your non-public personal information except as permitted or required by law. For example, we may disclose such non-public personal information to affiliated or unaffiliated service providers that provide assistance in servicing or maintaining your account or other business relationship such as, mailing shareholder reports or providing periodic account statements or to third parties in response to a subpoena or regulatory inquiry. We may also disclose your non-public personal information to governmental entities such as sending annual income statement to the U.S. Internal Revenue Service.

Information Security

We require our service providers with whom your non-public personal information is shared to adopt policies and procedures reasonably designed to restrict access to and use of your non-public personal information and to maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

This information is being provided in accordance with the provisions of Section V of the Gramm-Leach-Bliley Act and the regulations of Securities and Exchange Commission issued thereunder.

A Statement of Additional Information (SAI) dated March 1, 2021 is incorporated by reference into this Prospectus. Additional information about each Fund’s investments is contained in the Funds’ SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report discusses market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and make inquiries, call your investment professional or the Fund at (800) 607-2200. The Funds do not make their SAI or Annual and Semi-Annual Reports available through the internet because the Funds do not have a web site.

Information from the SEC: You can obtain copies of Fund documents from the SEC as follows:

On the EDGAR database via the Internet: http://www.sec.gov

By electronic request: publicinfo@sec.gov (The SEC charges a fee to copy any documents.)

Cusip 680414307
Cusip 680414109
Cusip 680414406
Cusip 680414505
Cusip 680414604
Cusip 680414851
Cusip 680414877
Cusip 680414869

Investment Company Act file no. 811-07912

OWF_A21-2103PROS	Old Westbury Funds, Inc.	03/21